                                                                    EXHIBIT 99.1

AIMCO 2ND QUARTER 2003


     Denver, Colorado - August 6, 2003

     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
     ANNOUNCES SECOND QUARTER 2003 RESULTS

     Occupancy Gains Drive $3.3 Million Increase in Quarterly "Same Store" Net Rental Income. Transactions Reduce Cost of Preferred Capital.

     SUMMARY FINANCIAL RESULTS Apartment Investment and Management Company (NYSE:AIV) ("Aimco") announced second quarter 2003 results including:

     - Net Income was $59.2 million, compared with $46.0 million in the second quarter 2002. Earnings per share (EPS) was $0.39 on a diluted basis, compared with $0.26 in the same period last year, based on Net Income attributable to common stockholders.

     - Funds from Operations (FFO; a non-GAAP financial measure defined in the Glossary in Supplemental Information (the "Glossary")) was $100.6 million, or $0.91 per diluted common share, compared with $133.1 million, or $1.20 per share in the second quarter 2002.

     - Adjusted Funds from Operations (AFFO; a non-GAAP financial measure defined in the Glossary) was $76.6 million, or $0.70 per diluted common share, compared with $99.2 million, or $0.97 per share, in the second quarter 2002.

     PER SHARE RESULTS

                                                     SECOND QUARTER             FIRST HALF
     --------------------------------------------------------------------------------------------
                                                   2003         2002         2003         2002
     --------------------------------------------------------------------------------------------
     Earnings - EPS                             $     0.39   $     0.26   $     0.39   $     0.84

     Funds from Operations - FFO                $     0.91   $     1.20   $     1.81   $     2.50

     Adjusted Funds from Operations - AFFO      $     0.70   $     0.97   $     1.35   $     2.10
     ============================================================================================

     Contact: Investor Relations 303.691.4350, Investor@Aimco.com
     Jennifer Martin, Vice President - Investor Relations 303.691.4440

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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 2

     MANAGEMENT COMMENTS

     "The economy is 18 months into recovery. Leading indicators are up for the third straight month. Tax, fiscal and monetary stimulus is substantial.
     BUT: it remains very tough in the apartment business to raise rents and increase occupancy," said Terry Considine, Aimco's chairman and chief executive officer. "At the same time, operating expenses have increased at rates above inflation."

     "In this environment, Aimco is focused on improving cost controls and lowering its cost of capital by refinancing property debt and refunding preferred stocks."

     DIVIDENDS ON COMMON STOCK

     As previously announced, the Aimco Board of Directors declared the quarterly cash dividend of $0.82 per share of Class A Common Stock for the quarter ended June 30, 2003, payable on August 21, 2003 to stockholders of record on August 14, 2003. The dividend represents 114% of AFFO (before deducting Capital Enhancements) and 90% of FFO for the quarter ended June 30, 2003 and an 8.3% yield based on the $39.55 closing price of Aimco's Class A Common Stock on August 5, 2003. The Board of Directors reviews and declares the dividend each quarter. If the payout ratio were, or were expected, to exceed 100% for a sustained period, the Board of Directors will consider a change in the dividend to match operating profitability.

     OPERATIONAL RESULTS

     PROPERTY OPERATIONS Second quarter revenue from property operations (which includes all real estate as reported on the GAAP Income
     Statements: consolidated conventional and affordable, as segmented on Schedules VIII, X and XII of Supplemental Information) of $378.4 million was up $44.0 million, or 13%, compared with the second quarter 2002 primarily due to revenue from acquisition properties, newly consolidated properties and redevelopment properties totaling $56.0 million, somewhat offset by the effects of a weaker economy including a $10.1 million reduction in consolidated "Same Store" revenue.

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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 3

     Second quarter expenses from property operations of $165.4 million were up $30.9 million, or 23%, compared with the second quarter 2002 primarily due to expenses from acquisition properties, newly consolidated properties and redevelopment properties totaling $24.2 million. In addition, consolidated "Same Store" expenses were up $8.3 million, including higher expenses related to utilities, turnover and landscaping as described under "Same Store" Property Results.

     PROPERTY OPERATIONS


                                                   SECOND QUARTER                      FIRST HALF
--------------------------------------------------------------------------  --------------------------------
                                             2003        2002     Variance    2003        2002      Variance
--------------------------------------------------------------------------  --------------------------------
     Consolidated Property Operations:

        Revenue                            $  378.4    $  334.4     13.2%   $  748.2    $  639.7      17.0%

        Expenses                             (165.4)     (134.5)    23.0%     (332.8)     (249.8)     33.2%
--------------------------------------------------------------------------  --------------------------------
        NOI ($mm)                          $  213.0    $  199.9      6.5%   $  415.4    $  389.9       6.5%
==========================================================================  ================================

     Total income from property operations was $213.0 million, up $13.1 million, or 7%, compared with the second quarter 2002. This included Net Operating Income of $10.7 million from acquisitions made in the second half of 2002:

     - The New England area properties enjoyed a 4.1% increase in Net Rental Income during the quarter and a 438 basis point increase in occupancy to 95.5%; and

     - The Villas at Park La Brea, located in Los Angeles, ended the quarter at 95% occupancy, up from 80% at the beginning of the quarter, reaching stabilization earlier than projected.

     "SAME STORE" PROPERTY RESULTS The "Same Store" portfolio includes 608 communities with a total of 169,355 apartment units in which Aimco has a weighted average ownership of 82.5% (see Supplemental Schedule IX). Revenue from the "Same Store" portfolio was $288.2 million compared with $299.4 million in the second quarter 2002. The decrease in revenue of $11.2 million, or 3.7%, is due primarily to (i) a decline in occupancy by 90 basis points to 92.6%, and (ii) a 2% decrease in the average "Same Store" rent from $716 to $699 per apartment as a result of competitive leasing environments in certain markets, particularly Atlanta, Phoenix, Denver, Houston and Austin. "Same Store" expenses of $116.3 million increased by $7.9 million, or 7.3%, compared with the second quarter 2002. Increased expenses were primarily due to: (i) $2.1 million in higher utility expenses; (ii) $2.4 million in higher expenses related to increasing occupancy, including turnover, marketing and administration; (iii) $2.5 million in higher repairs and maintenance and

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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 4

     landscaping services, in support of efforts to improve the physical appearance and condition of properties; and (iv) $0.8 million in increased insurance expenses. "Same Store" portfolio net operating income was $171.9 million for the quarter, down 10% from the second quarter 2002.

     SAME STORE OPERATING RESULTS

                                                    SECOND QUARTER                  SEQUENTIAL
-----------------------------------------------------------------------------------------------------
                                             2003        2002     Variance     1st Qtr 03    Variance
-----------------------------------------------------------------------------------------------------
     Same Store Operating Measures:
        Average Physical Occupancy             92.6%       93.5%     -90bp        90.6%        +200bp
        Average Rent/unit                  $    699    $    716     -2.4%     $    706         -1.0%

     Total Same Store
        Revenue                            $  288.2    $  299.4     -3.7%     $  284.2          1.4%
        Expenses                             (116.3)     (108.4)     7.3%       (114.9)         1.2%
-----------------------------------------------------------------------------------------------------
        NOI ($mm)                          $  171.9    $  191.0    -10.0%     $  169.2          1.6%
=====================================================================================================

     Comparing "Same Store" results on a sequential basis, Aimco's "Same Store" portfolio realized a $3.3 million increase in Net Rental Income (as defined in the Glossary) in the second quarter compared with the first quarter driven by a 200 basis point increase in average occupancy from 90.6% to 92.6%, somewhat offset by a 1% decline in average rent from $706 to $699. "Same Store" portfolio Net Operating Income increased $2.7 million, or 1.6%, on a sequential basis.

     For the second quarter, other "Same Store" operating measures included turnover of 15%, compared with 16% in the second quarter 2002, and average concessions of $22 per unit, compared with $12 in the second quarter 2002. Concessions are considered in calculating average monthly rent.

     "Same Store" results reflect the performance of conventional communities in which Aimco's ownership exceeds 10% and that have reached a stabilized level of occupancy during both the current and comparable prior year period. These results measure operating performance without variations caused by investment transactions. The 16 conventional properties acquired in March 2002 are included in the "Same Store" portfolio for the second quarter 2003.

     Aimco's "Same Store" results measure Aimco's effective ownership in "Same Store" communities and include Aimco's ownership interest in unconsolidated "Same Store" properties and subtract the minority interest share of consolidated properties (see reconciliation on Supplemental Schedule VIII). In keeping with this definition, the "Same Store" portfolio accounted for 85% of Real Estate Free Cash Flow (Free Cash Flow, "FCF",

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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 5

     is a non-GAAP financial measure defined in the Glossary and presented and reconciled to GAAP income on Supplemental Schedule II).

     CAPITAL REPLACEMENTS AND CAPITAL ENHANCEMENTS Capital Replacements
     (as defined in the Glossary) were $20.9 million and Capital Enhancements (as defined in the Glossary) were $1.5 million in the quarter, which totals are deducted in calculating AFFO. This compares with $18.4 million and $4.9 million, respectively in the second quarter 2002. Capital Replacement and Capital Enhancement spending together are expected to total between $525 and $550 per unit for the full year 2003. Beginning in the second quarter 2003, capital expenditures made on properties sold, held for sale or identified to be sold within one year are classified as Disposition Capital Expenditures (as defined in the Glossary). Disposition Capital Expenditures totaled $5.4 million in the quarter.

     CAPITAL REPLACEMENT & CAPITAL ENHANCEMENT EXPENDITURES

                                                     SECOND QUARTER             FIRST HALF
     --------------------------------------------------------------------------------------------
                                                  2003          2002         2003         2002
     --------------------------------------------------------------------------------------------
     Capital Replacements                       $       21   $       18   $       47   $       36
     Capital Enhancements                                1            5            2            5
     --------------------------------------------------------------------------------------------
       Total ($mm)                              $       22   $       23   $       49   $       41

     Capital Replacements per unit              $      153   $      104   $      299   $      214
     Capital Enhancements per unit                      10           28           14           28
     --------------------------------------------------------------------------------------------
       Total ($/unit)                           $      163   $      132   $      313   $      242

     Capital Replacements per share             $     0.19   $     0.18   $     0.44   $     0.35
     Capital Enhancements per share                   0.02         0.05         0.02         0.05
     --------------------------------------------------------------------------------------------
       Total ($/share)                          $     0.21   $     0.23   $     0.46   $     0.40
     ============================================================================================

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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 6

     INVESTMENT MANAGEMENT ACTIVITY

     Income from Investment Management was $3.0 million, down from $7.3 million in the second quarter of 2002. Income earned from property management and fees associated with asset management, construction management, refinancing, dispositions, development and other services to affiliated partnerships was $5.4 million in the quarter compared with $10.9 million in the prior year period. As Aimco increases its ownership of partnership properties, the portion of property management fees eliminated by GAAP as "self charged" also increases and realized management fees decline. Fees earned primarily from Aimco Capital activities declined from $4.0 million in the second quarter 2002 to $1.9 million in the second quarter 2003, primarily due to deferred asset management fees that were higher in 2002 than 2003.

     In the second quarter 2002, income earned from property management and fees was somewhat offset by insurance claims losses of $3.5 million. There were no such losses in the second quarter 2003.

     Income from Investment Management also includes $0.2 million from providing property management to third parties owning 104 properties with 11,951 units.

     ADDITIONAL INCOME INFORMATION

     INTEREST INCOME AND GENERAL PARTNER LOANS Interest and Other Income was $5.9 million, a decrease of $16.7 million from the second quarter of 2002, primarily due to lower transactional income in 2003. Total Interest and Other Income included interest income from General Partner loans of $3.2 million, a decrease of $5.6 million compared with the second quarter 2002 due to collection of notes receivable.

     Notes receivable primarily from affiliated partnerships were $174.9 million ($254.3 million face value) at quarter-end versus $290.6 million ($434.0 million face value) at June 30, 2002, a reduction of $115.7 million, or 40%, primarily due to collections of the notes receivable and GAAP required eliminations on newly consolidated partnerships. Aimco recognized in the quarter total transactional income of $1.5 million and impairments of $0.8 million, compared with $13.2 million in transactional income and $3.2 million of impairments in the second quarter 2002.

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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 7

     INTEREST EXPENSE Consolidated interest expense was $92.8 million for the quarter, an increase of $11.8 million compared with $81.0 million in the second quarter 2002. The increase in interest expense is primarily a result of an increase in debt associated with newly consolidated and acquisition properties.

     G&A General and Administrative expenses for the quarter were $6.5 million, up from $4.9 million in the second quarter 2002. The $1.6 million increase is primarily due to: (i) $0.5 million for increased compensation related to additional employees; and (ii) $1.0 million for increased costs associated with regulatory compliance (primarily the Sarbanes Oxley Act of 2002).

     GAIN ON DISPOSITIONS AND INCOME (LOSS) FROM DISCONTINUED OPERATIONS Gain on Dispositions of Real Estate of $1.0 million and Income from Discontinued Operations of $37.0 million in second quarter 2003 compared with $12.5 million and a loss of $16.6 million, respectively, in the second quarter 2002. Income from Discontinued Operations in the second quarter 2003 included a net gain on sales of $38.3 million, somewhat offset by income taxes on dispositions.

     SUMMARY OF SECOND QUARTER PERFORMANCE EPS of $0.39 was significantly higher than the projected range of ($0.01) to $0.02 due primarily to the Gain on Dispositions of Real Estate of $38.3 million, which is recorded in Discontinued Operations.

     FFO per share of $0.91 was in line with the estimates provided May 6, 2003. Comparing FFO on a sequential basis, per share FFO increased $0.01 from the $0.90 earned in the first quarter due to:

     First quarter 2003 FFO per share                                     $    0.900
     First quarter 2003 non-recurring tax benefit                             (0.080)
     Income from property operations                                           0.080
     Investment Management, net                                                0.050
     Deferred financing costs                                                 (0.015)
     Interest expense, due to lower capitalized interest                      (0.015)
     G&A                                                                      (0.010)
                                                                          ----------
     Second quarter 2003 FFO per share                                    $    0.910
                                                                          ==========

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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 8

     TRANSACTION AND REDEVELOPMENT ACTIVITY

     ACQUISITIONS During the second quarter, the Aimco-CalSTRS joint venture acquired two student properties for a total of $15.9 million, or $5.3 million for Aimco's one-third interest. The properties are located in Hayward, California and Lawrence, Kansas and have 152 and 254 units, respectively. In addition, the joint venture acquired from Aimco a student property located in Chapel Hill, North Carolina with 336 units for $16.3 million. Aimco also purchased interests in 56 partnerships owning 179 properties for an aggregate of $3.7 million.

     DISPOSITIONS Aimco regularly reviews its portfolio to identify properties that do not meet long-term investment criteria and seeks to sell these properties.

     During the second quarter, Aimco sold 23 properties including 6,211 apartment units for $249 million in gross proceeds, generating net cash proceeds to Aimco of $89 million after payment of mortgage debt and limited partner interests. Of the properties sold, 18 were conventional and five were affordable. Year-to-date, Aimco has sold 41 properties including 10,120 apartment units for $376 million in gross proceeds. See the chart below for additional information on disposition activity. The FCF Yield is calculated as the FCF earned by the properties during the 12 months prior to their sale divided by the sales price. FCF includes a $525 per unit deduction for Capital Replacements and is before debt service.

     SECOND QUARTER PROPERTY SALES ACTIVITY

                                 NUMBER      GROSS                   PROPERTY   NET SALES   AIMCO NET   AVERAGE
                                   OF       PROCEEDS       FCF         DEBT     PROCEEDS    PROCEEDS      RENT
                                 UNITS       ($mm)        YIELD        ($mm)      ($mm)       ($mm)     ($/UNIT)
     ------------------------------------------------------------------------------------------------------------
     Conventional                  5,518   $     228         6.9%   $     124   $      97   $      86   $     566

     Affordable                      693          21         8.1%          15           4           3         719

     ------------------------------------------------------------------------------------------------------------
       Total Dispositions          6,211   $     249         7.0%   $     139   $     101   $      89   $     584
     ============================================================================================================

     Aimco is currently marketing for sale 107 conventional properties (approximately 26,500 units) and 134 affordable properties (approximately 12,000 units). Aimco anticipates gross sales proceeds of approximately $525 to $625 million through the remainder of 2003. Aimco expects that its share of cash from these dispositions, net of limited partner interests and after repayment of mortgage debt, will be approximately $120 to $160 million.

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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 9

     REDEVELOPMENT ACTIVITY At quarter-end, Aimco had seven conventional redevelopment properties with 3,326 units, and two affordable properties with 467 units, undergoing redevelopment. Redevelopment expenditures in the quarter were $24 million, of which Aimco's share was $16 million. Redevelopment expenditures for these seven conventional projects are expected to total $374 million, including unconsolidated interests, of which approximately $21 million remains to be spent. Aimco's share of total redevelopment spending is $289 million, of which approximately $14 million remains to be spent.

     Aimco's largest redevelopment project is Flamingo Resort Residences with 1,687 apartments located in Miami Beach, Florida. During the quarter, 246 additional units were completed for a total of 1,061 completed units and 626 units under redevelopment. Final completion, including all units, commercial areas, north pool and fitness center, is expected by year-end 2003. At quarter-end, occupied and pre-leased units totaled
     839. Calhoun Beach Club, located in Minneapolis, Minnesota, reached stabilization in May and had occupancy of 92% at quarter-end. Meadow Creek, located in Boulder, Colorado, had occupancy of 86% in June and has since reached stabilization.

     BALANCE SHEET AND LIQUIDITY

     FINANCING ACTIVITY During the second quarter, Aimco closed 34 conventional property mortgage loans generating $272.3 million of total proceeds at a weighted average interest rate of 4.17%. After repayment of existing debt, transaction costs and distributions to limited partners totaling $204.7 million, Aimco's share of net proceeds was $67.6 million.

     SECOND QUARTER MORTGAGE REFINANCINGS
     ($mm)

                                                ORIGINAL     NEW         AIMCO        AIMCO
                                                  LOAN       LOAN        SHARE         NET      PRIOR    NEW
      MORTGAGE TYPE (ALL NON-RECOURSE)           AMOUNT     AMOUNT   ORIGINAL LOAN   PROCEEDS   RATE     RATE
---------------------------------------------------------------------------------------------------------------
     Conventional Fixed Rate - 15-year plus,
       fully amortizing                         $    7.9   $   13.6     $    5.5     $    3.4    8.43%     5.29%

     Conventional Fixed Rate - 5-15 year,
       partially amortizing                        105.3      172.6         76.6         57.6    7.83%     4.56%

     Conventional Floating Rate                     49.4       58.9         29.4          6.6    7.55%     3.03%

     Tax Exempt Bonds                               27.2       27.2            -            -    3.00%     3.58%
---------------------------------------------------------------------------------------------------------------
     Totals                                     $  189.8   $  272.3     $  111.5     $   67.6    6.66%     4.17%
===============================================================================================================

     At quarter-end, Aimco's consolidated mortgage debt was $5,716 million. During the quarter Aimco closed on a $250 million five-year term loan. Proceeds were applied to pay down the

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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 10

     outstanding balance on Aimco's $445 million revolving credit facility. Aimco's revolving credit facility had a zero balance at quarter-end.

     Aimco's pro rata share of mortgage debt (including total consolidated debt, less the minority interest portion and its share of unconsolidated debt) was $5,608 million at quarter-end (see Supplemental Schedule V for detail). This total had a weighted average maturity of 15 years and weighted average interest rate of 6.2%, down from 6.5% at year-end 2002. Further, 83% was fixed rate debt and 17% was floating rate debt. Seventy-eight percent of floating rate debt was tax-exempt mortgage debt. Total debt was reduced by $176 million during the quarter.

         CAPITAL STRUCTURE AT JUNE 30, 2003

                                      AT        PERCENT       AT         PERCENT       AT         PERCENT       AT          PERCENT
                                 SEPT. 30, 02  OF TOTAL   DEC. 31, 02   OF TOTAL   MAR. 31, 03   OF TOTAL   JUN. 30, 03    OF TOTAL
     --------------------------------------------------   ----------------------   ----------------------   -----------------------
         Short-term debt         $        420         4%  $       406          4%  $       471          4%  $       354           3%

     (1) Long-term debt                 5,522        49%        5,715         51%        5,667         51%        5,608          53%

         Preferred equity               1,083        10%        1,080         10%        1,079         10%        1,044          10%

         Common equity
           at market                    4,104        37%        3,967         35%        3,860         35%        3,668(2)       34%
     --------------------------------------------------   ----------------------   ----------------------   -----------------------

           Total Capitalization  $     11,129       100%  $    11,168        100%  $    11,077        100%  $    10,674         100%
     ==================================================   ======================   ======================   =======================

         (1) Aimco share of debt excluding the minority interest in consolidated debt, see Supplemental Schedule V
         (2) 106.022 million shares and units outstanding at June 30, 2003 times the closing price of $34.60 per share

     On June 30, 2003 Aimco redeemed all outstanding shares of its Class C Cumulative Preferred Stock, payable in cash, for $60.0 million.

     Subsequent to quarter-end and announced on July 17, 2003, Aimco issued $150 million of 8.0% Class T Cumulative Preferred Stock in a public offering. This transaction closed July 31, 2003. Aimco will apply the proceeds to redeem higher cost preferred securities. Aimco announced that it will redeem all outstanding shares of its 9.5% Class H Cumulative Preferred Stock, 10% Class L Convertible Cumulative Preferred Stock and 9.25% Class M Convertible Cumulative Preferred Stock, and redeem 1.5 million shares in a pro rata redemption of its 8.75% Class D Cumulative Preferred Stock. These redemptions will be made for cash on August 18, 2003. Aimco estimates the annualized savings from these transactions is $2.3 million.

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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 11

     LIQUIDITY During the quarter the total lender commitment on Aimco's revolving credit facility increased from $400 million to $445 million.



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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 12

     OUTLOOK

     Please see Supplemental Schedule XIV for Aimco's updated Outlook for the third quarter and full year 2003.

     EARNINGS CONFERENCE CALL

     Please join Aimco management for the Second Quarter 2003 earnings conference call to be held tomorrow, Thursday, August 7, 2003 at 2:00 p.m. eastern time. You may join the conference call through an Internet audiocast via Aimco's Website at www.aimco.com/about/financial/2Q2003.asp and clicking on the Webcast link, or by dialing 800-218-0204, or 303-262-2192 for international callers. Please call approximately five minutes before the conference call is scheduled to begin and indicate that you wish to join the Apartment Investment and Management Company Second Quarter 2003 earnings conference call. If you are unable to join the live conference call, you may access the replay on the Website or by dialing 800-405-2236 (303-590-3000 for international callers) and using access code 545741#.

     FORWARD-LOOKING STATEMENTS

     This earnings release and Supplemental Information contain forward-looking statements including statements regarding 2003 results that are subject to certain risks and uncertainties, including but not limited to Aimco's ability to maintain current occupancy, rent levels, and "same store" results. Actual results may differ materially from those described and could be affected by a variety of factors including economic conditions; changes in interest rates; governmental regulations; competition; financing risks; variations in real estate values; the failure of acquisitions to perform in accordance with expectations; litigation; possible environmental liabilities; and other risks described in our filings with the Securities and Exchange Commission. These forward-looking statements reflect management's judgment as of this date, and we assume no obligation to revise or update them to reflect future events or circumstances.

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     Apartment Investment and Management Company
     Second Quarter 2003 - Page 13

     ABOUT AIMCO

     Aimco is a real estate investment trust headquartered in Denver, Colorado owning and operating a geographically diversified portfolio of apartment communities through 19 regional operating centers. Aimco, through its subsidiaries, operates approximately 1,725 properties, including approximately 306,000 apartment units, and serves approximately one million residents each year. Aimco's properties are located in 47 states, the District of Columbia and Puerto Rico. Aimco shares are included in the S&P 500.

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GAAP INCOME STATEMENTS

CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                                                                FOR THE THREE MONTHS         FOR THE SIX MONTHS
                                                                                   ENDED JUNE 30,              ENDED JUNE 30,
                                                                                 2003          2002          2003         2002
                                                                              ----------    ----------    ----------    ----------
RENTAL PROPERTY OPERATIONS:
  Rental and other property revenues                                          $  378,408    $  334,422    $  748,152    $  639,659
  Property operating expenses                                                   (165,416)     (134,507)     (332,815)     (249,757)
                                                                              ----------    ----------    ----------    ----------
    Income from property operations                                              212,992       199,915       415,337       389,902
                                                                              ----------    ----------    ----------    ----------
INVESTMENT MANAGEMENT BUSINESS:
  Management fees and other income primarily from affiliates                      16,129        23,885        32,647        44,715
  Management and other expenses                                                  (10,497)      (15,685)      (18,233)      (29,662)
  Amortization of intangibles                                                     (2,603)         (916)       (3,440)       (2,040)
                                                                              ----------    ----------    ----------    ----------
    Income from investment management business                                     3,029         7,284        10,974        13,013
                                                                              ----------    ----------    ----------    ----------
General and administrative expenses                                               (6,455)       (4,921)      (11,900)       (8,017)
Other expenses                                                                         -        (5,000)            -        (5,000)
Provision for losses on notes receivable                                            (791)       (3,156)       (1,488)       (3,156)

Depreciation of rental property                                                  (84,729)      (64,641)     (168,209)     (129,682)
Interest expense                                                                 (92,829)      (81,008)     (183,796)     (157,232)
Interest and other income                                                          5,893        22,628        11,464        41,347
Equity in earnings (losses) of unconsolidated real estate partnerships [a]        (2,857)         (870)       (4,539)        2,611
Minority interest in consolidated real estate partnerships                        (1,680)         (603)       (2,813)       (3,789)
                                                                              ----------    ----------    ----------    ----------
INCOME FROM OPERATIONS                                                            32,573        69,628        65,030       139,997

Gain on dispositions of real estate                                                  959        12,484         1,276         8,522
Distributions to minority partners in excess of income                            (4,171)      (12,558)       (9,642)      (10,972)
                                                                              ----------    ----------    ----------    ----------
INCOME BEFORE MINORITY INTEREST IN AIMCO OPERATING PARTNERSHIP
  AND DISCONTINUED OPERATIONS                                                     29,361        69,554        56,664       137,547

Minority interest in Aimco Operating Partnership                                  (7,176)       (6,951)       (9,779)      (16,665)
                                                                              ----------    ----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                                 22,185        62,603        46,885       120,882

Discontinued operations:
   Income (loss) from discontinued operations, net of tax of $2,978 and
     ($89) for the three months ended June 30, 2003 and 2002,
     respectively [b]                                                             37,045       (16,570)       34,168        (4,790)
                                                                              ----------    ----------    ----------    ----------
NET INCOME                                                                    $   59,230    $   46,033    $   81,053    $  116,092
                                                                              ==========    ==========    ==========    ==========
Net income attributable to preferred stockholders                             $   22,806    $   23,895    $   44,947    $   49,374
                                                                              ----------    ----------    ----------    ----------
Net income attributable to common stockholders                                $   36,424    $   22,138    $   36,106    $   66,718
                                                                              ==========    ==========    ==========    ==========
Weighted average number of common shares outstanding                              92,747        83,655        92,720        79,250
                                                                              ==========    ==========    ==========    ==========
Weighted average number of common shares and common share
  equivalents outstanding                                                         92,832        85,552        92,809        80,896
                                                                              ==========    ==========    ==========    ==========
Earnings (loss) per common share - basic:
  Income (loss) from continuing operations (net of preferred dividends)       $    (0.01)   $     0.46    $     0.02    $     0.90
                                                                              ==========    ==========    ==========    ==========
  Net income attributable to common stockholders                              $     0.39    $     0.26    $     0.39    $     0.84
                                                                              ==========    ==========    ==========    ==========
Earnings (loss) per common share - diluted:
  Income (loss) from continuing operations (net of preferred dividends)       $    (0.01)   $     0.45    $     0.02    $     0.88
                                                                              ==========    ==========    ==========    ==========
  Net income attributable to common stockholders                              $     0.39    $     0.26    $     0.39    $     0.82
                                                                              ==========    ==========    ==========    ==========

[a] Represents Aimco's share of earnings (losses) from apartment units in which Aimco holds an equity interest.
[b] Income (loss) from discontinued operations of consolidated properties is broken down as follows (in thousands):

                                                                  QUARTER ENDED  QUARTER ENDED  SIX MONTHS ENDED  SIX MONTHS ENDED
                                                                    30-JUN-03      30-JUN-02        30-JUN-03        30-JUN-02
                                                                  -------------  -------------  ----------------  ----------------
          Income from operations                                  $         935  $       3,093  $          1,356  $          7,723
          Gain (loss) on dispositions of real estate, net                38,276        (18,431)           36,081           (10,513)
          Distributions to minority partners in excess of income            812         (1,321)            1,037            (1,321)
          Income tax arising from disposals (primarily deferred)         (2,978)            89            (4,306)             (679)
                                                                  -------------  -------------  ----------------  ----------------
          Income (loss) from discontinued operations                     37,045        (16,570)           34,168            (4,790)
                                                                  =============  =============  ================  ================

GAAP BALANCE SHEET

CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

                                                                                 AS OF              AS OF
                                                                             JUNE 30, 2003    DECEMBER 31, 2002
                                                                            ---------------   -----------------
                      ASSETS

Real estate, net of accumulated depreciation                                $     8,840,650   $       8,808,054
Cash and cash equivalents                                                           105,915              99,553
Restricted cash                                                                     198,428             224,884
Accounts receivable                                                                  86,167              85,553
Accounts receivable from affiliates                                                  46,743              47,060
Deferred financing costs                                                             82,512              73,168
Notes receivable, primarily from unconsolidated real estate partnerships            174,870             169,238
Investment in unconsolidated real estate partnerships                               293,885             367,851
Other assets                                                                        290,559             260,717
Assets held for sale                                                                115,059             180,523
                                                                            ---------------   -----------------
  TOTAL ASSETS                                                              $    10,234,788   $      10,316,601
                                                                            ===============   =================

          LIABILITIES AND STOCKHOLDERS' EQUITY

Secured tax-exempt bond financing                                           $     1,199,605   $       1,205,554
Secured notes payable                                                             4,516,112           4,532,406
Term loans                                                                          354,387             115,011
Credit facility                                                                           -             291,000
                                                                            ---------------   -----------------
  TOTAL INDEBTEDNESS                                                              6,070,104           6,143,971
Accounts payable                                                                     20,203              12,136
Accrued liabilities and other                                                       402,900             297,575
Deferred income                                                                      30,193              15,445
Security deposits                                                                    42,900              41,065
Deferred taxes                                                                       28,071              36,680
Liabilities related to assets held for sale                                          97,800             140,701
                                                                            ---------------   -----------------
  TOTAL LIABILITIES                                                               6,692,171           6,687,573
                                                                            ---------------   -----------------
Minority interest in consolidated real estate partnerships                           78,010              75,535
Mandatorily redeemable preferred securities                                         115,169              15,169
Minority interest in Aimco Operating Partnership                                    356,467             374,937

STOCKHOLDERS' EQUITY
  Class A Common Stock                                                                  940                 938
  Additional paid-in capital                                                      3,058,736           3,050,057
  Perpetual preferred stock                                                         492,675             552,520
  Convertible preferred stock                                                       392,492             392,492
  Distributions in excess of earnings                                              (893,577)           (776,577)
  Unvested restricted stock                                                         (12,865)             (7,079)
  Notes due on common stock purchases                                               (45,430)            (48,964)
                                                                            ---------------   -----------------
                                                                                  2,992,971           3,163,387
                                                                            ---------------   -----------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $    10,234,788   $      10,316,601
                                                                            ===============   =================

GAAP STATEMENTS OF CASH FLOWS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

                                                                            SIX MONTHS ENDED  SIX MONTHS ENDED
                                                                             JUNE 30, 2003     JUNE 30, 2002
                                                                            ----------------  ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                                  $         81,053  $        116,092
Total adjustments to reconcile net income                                            190,588           150,800
                                                                            ----------------  ----------------
  Net cash provided by operating activities                                          271,641           266,892
                                                                            ----------------  ----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Initial capital expenditures                                                         (13,706)          (13,649)
Capital Replacements                                                                 (48,483)          (35,514)
Capital Enhancements                                                                  (2,524)           (4,545)
Redevelopment                                                                        (51,600)          (84,910)
Proceeds from sales of property                                                      243,916           175,692
Disposition capital expenditures                                                      (6,041)                -
Purchase of general and limited partnership interests and other assets               (28,023)          (37,421)
Origination of notes receivable from unconsolidated real estate partnerships         (20,631)          (59,610)
Proceeds from repayment of notes receivable                                           18,880            25,013
Proceeds from sales of investments and other assets                                    3,281            22,747
Cash paid in connection with merger/acquisitions and related costs                   (11,341)         (231,803)
Distributions received from investments in
  unconsolidated real estate partnerships                                             46,422            12,058
Other investing activities                                                              (558)          (21,520)
                                                                            ----------------  ----------------
  Net cash provided by (used in) investing activities                                129,592          (253,462)
                                                                            ----------------  ----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from secured notes payable borrowings                                       266,999           136,975
Principal repayments on secured notes payable                                       (377,379)         (199,324)
Proceeds from secured tax-exempt bond financing                                            -           130,719
Principal repayments on tax-exempt bond financing                                    (12,689)         (236,554)
Net borrowings on term loans and revolving credit facility                           (51,624)          (63,500)
Redemption of preferred stock                                                        (59,845)                -
Proceeds from issuance of mandatorily redeemable preferred securities                 97,250                 -
Proceeds from issuance of common and preferred stock,
  exercise of options/warrants                                                           256           425,500
Payment of common stock dividends                                                   (152,425)         (128,300)
Payment of preferred stock dividends                                                 (45,630)          (49,278)
Payment of distributions to minority interest                                        (52,006)          (50,849)
Other financing activities                                                            (7,778)            1,920
                                                                            ----------------  ----------------
  Net cash used in financing activities                                             (394,871)          (32,691)
                                                                            ----------------  ----------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   6,362           (19,261)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                      99,553            80,000
                                                                            ----------------  ----------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                  $        105,915  $         60,739
                                                                            ================  ================

GLOSSARY

GLOSSARY OF NON-GAAP FINANCIAL AND OPERATING MEASURES Financial and operating measures found in the Earnings Release and Supplemental Information include certain financial measures standardly used by Aimco management that are not calculated in accordance with generally accepted accounting principles, or GAAP. These measures are defined below and, where appropriate, reconciled on the accompanying Supplemental Schedules to the most comparable GAAP financial measures.

ADJUSTED FUNDS FROM OPERATIONS (AFFO): is FFO less both Capital Replacement expenditures and Capital Enhancement expenditures. Similar to FFO, AFFO captures real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciating assets such as machinery, computers or other personal property. AFFO also reflects that Capital Replacements are necessary to maintain, and Capital Enhancements are made to improve, the associated real estate assets.

Please see Supplemental Schedules I and II for AFFO data reconciled to Net Income as determined in accordance with GAAP.

CAPITAL REPLACEMENTS AND CAPITAL ENHANCEMENTS (CR & CE): are components of total capital expenditures. CR expenditures are required to maintain Aimco's assets and CE expenditures are made to improve Aimco's assets by adding a new feature or revenue source.

CR and CE spending are components of capital expenditures denoted as line items in the GAAP Statement of Cash Flows.

DISPOSITION CAPITAL EXPENDITURES: are capital expenditures made on properties sold, held for sale or identified as to be sold within one year. Disposition capital expenditures are incurred to support the sale of these properties and are not part of Aimco's ongoing Capital Replacements. Prior to establishing this category of capital expenditures, these expenditures were accounted for as Capital Replacements and deducted in calculating AFFO. Aimco will review this allocation each quarter and will re-allocate to Capital Replacements any items for those properties not sold or no longer identified as to be sold.

FREE CASH FLOW (FCF): FCF, as defined by Aimco, is net operating income from real estate minus Capital Replacement spending required to maintain, and Capital Enhancement spending made to improve, the related assets. FCF also includes cash flows generated from the Investment Management Business, Interest and Other Income, General and Administrative expenses and other expenses incurred by Aimco. FCF measures profitability of operations and is prior to the cost of capital. Because Aimco has substantial unconsolidated real estate interests, it is useful for management and investors to understand, in addition to consolidated cash flows, cash flows as related to Aimco's unconsolidated real estate holdings.

Please see Supplemental Schedule II for FCF data reconciled to Net Income as determined in accordance with GAAP.

FUNDS FROM OPERATIONS (FFO): is a commonly used measure of REIT performance defined by the National Association of Real Estate Investment Trusts, or NAREIT, as net income (loss), computed in accordance with GAAP, excluding gains and losses from extraordinary items, dispositions of depreciable real estate property, dispositions of real estate from discontinued operations, net of related income taxes, plus real estate related depreciation and amortization (excluding amortization of financing costs), including depreciation for unconsolidated real estate partnerships, joint ventures and discontinued operations. Aimco calculates FFO based on the NAREIT definition, as further adjusted for the minority interest in Aimco's operating partnership (AIMCO Properties, L.P.), plus amortization of intangibles, plus distributions to minority partners in excess of income and less dividends/distributions on preferred stock/partnership units. Aimco calculates FFO (diluted) by adding back the interest expense and preferred dividends/distributions relating to convertible securities the conversion of which is dilutive to FFO. FFO is helpful to investors in understanding Aimco's performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciating assets such as machinery, computers or other personal property. There can be no assurance that Aimco's method for computing FFO is comparable with that of other real estate investment trusts.

Please see Supplemental Schedules I and II for FFO data reconciled to Net Income as determined in accordance with GAAP.

NET RENTAL INCOME: is an operating measure calculated as the product of rental units in Aimco's "Same Store" portfolio multiplied by occupancy and average rent per unit.

SAME STORE: is used commonly to describe conventional properties in which Aimco's ownership exceeds 10% and that have reached a stabilized level of occupancy during both the current and comparable prior year period. Aimco provides data for consolidated Same Store properties as well as its proportionate share of consolidated and unconsolidated Same Store properties. To ensure comparability, the information for all periods shown is based on current period ownership.

Please see Supplemental Schedules VIII through XIII for Same Store data reconciled to Net Operating Income as determined in accordance with GAAP.

UNCONSOLIDATED BALANCE SHEET ITEMS: such as Aimco's share of unconsolidated cash, unconsolidated restricted cash, unconsolidated accounts receivable and unconsolidated debt are components of Balance Sheet line items on the GAAP Financial Statements that are useful in understanding Aimco's proportionate share of assets and liabilities, prior to consolidation in GAAP financial statements.

SUPPLEMENTAL SCHEDULE I

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                                                           FOR THE THREE MONTHS        FOR THE SIX MONTHS
                                                                              ENDED JUNE 30,             ENDED JUNE 30,
                                                                         ------------------------    ------------------------
                                                                            2003          2002          2003          2002
                                                                         ----------    ----------    ----------    ----------
OPERATING ACTIVITIES:

Net Income                                                               $   59,230    $   46,033    $   81,053    $  116,092
Minority interest in Aimco Operating Partnership                              7,176         6,951         9,779        16,665
Real estate depreciation, net of minority interest                           75,794        57,120       151,246       114,297
Real estate depreciation related to unconsolidated entities                   6,539         9,241        13,042        17,207
Gain on dispositions of real estate                                            (959)      (12,484)       (1,276)       (8,522)
Distributions to minority partners in excess of income                        4,171        12,558         9,642        10,972
Amortization of intangibles                                                   2,603           916         3,440         2,040
Discontinued operations:
  (Gain) loss on dispositions of real estate, net of minority interest      (38,276)       18,431       (36,081)       10,513
  Real estate depreciation, net of minority interest                          2,449         5,973         5,697        11,521
  Distributions to minority partners in excess of income                       (812)        1,321        (1,037)        1,321
  Income tax arising from disposals                                           2,978           (89)        4,306           679
Preferred stock dividends and distributions                                 (20,554)      (13,143)      (38,201)      (24,979)
Interest expense on mandatorily redeemable convertible
  preferred securities                                                          247           257           494           517
                                                                         ----------    ----------    ----------    ----------
FUNDS FROM OPERATIONS                                                    $  100,586    $  133,085    $  202,104    $  268,323

Capital Replacements                                                        (20,890)      (18,356)      (46,972)      (36,523)
Capital Enhancements [a]                                                     (1,501)       (4,942)       (2,164)       (4,942)
Non-dilutive preferred stock dividends and distributions                     (1,563)      (10,617)       (7,878)      (10,617)
                                                                         ----------    ----------    ----------    ----------
ADJUSTED FUNDS FROM OPERATIONS                                           $   76,632    $   99,170    $  145,090    $  216,241
                                                                         ==========    ==========    ==========    ==========

FUNDS FROM OPERATIONS:
Weighted average common shares, common share equivalents and Operating
  Partnership units outstanding:
  Common shares and equivalents                                              98,426        98,021        99,346        95,210
  Operating Partnership units and equivalents                                11,997        12,621        12,010        12,316
                                                                         ----------    ----------    ----------    ----------
                                                                            110,423       110,642       111,356       107,526
                                                                         ==========    ==========    ==========    ==========

ADJUSTED FUNDS FROM OPERATIONS:
Weighted average common shares, common share equivalents and Operating
  Partnership units outstanding:
  Common shares and equivalents                                              97,081        89,116        95,630        90,757
  Operating Partnership units and equivalents                                11,997        12,621        12,010        12,316
                                                                         ----------    ----------    ----------    ----------
                                                                            109,078       101,737       107,640       103,073
                                                                         ==========    ==========    ==========    ==========

PER COMMON SHARE:
Funds From Operations                                                    $     0.91    $     1.20    $     1.81    $     2.50
Adjusted Funds From Operations                                           $     0.70    $     0.97    $     1.35    $     2.10
Dividends Declared                                                       $     0.82    $     0.82    $     1.64    $     1.64

[a] In second quarter 2002, Aimco began deducting, on a prospective basis, Capital Enhancements, as well as Capital Replacements, to calculate Free Cash Flow and Adjusted Funds From Operations.

SUPPLEMENTAL SCHEDULE II

FREE CASH FLOW FROM BUSINESS SEGMENTS
FOR THE THREE MONTHS ENDED JUNE 30, 2003
(IN THOUSANDS, EXCEPT UNIT DATA)
(UNAUDITED)

                                                                                CONSOLIDATED   UNCONSOLIDATED    TOTAL           %
                                                                                ------------   --------------  ---------      ------
REAL ESTATE
  Conventional Apartments
    Average monthly rent greater than $1,200 per unit (9,319 equivalent units)   $  22,476       $   1,041     $  23,517       12.7%
    Average monthly rent $1,000 to $1,200 per unit (8,426 equivalent units)         18,052             331        18,383        9.9%
    Average monthly rent $900 to $1,000 per unit (11,887 equivalent units)          22,216             474        22,690       12.2%
    Average monthly rent $800 to $900 per unit (10,336 equivalent units)            15,426             341        15,767        8.5%
    Average monthly rent $700 to $800 per unit (14,160 equivalent units)            18,484             781        19,265       10.4%
    Average monthly rent $600 to $700 per unit (32,044 equivalent units)            33,379           1,259        34,638       18.6%
    Average monthly rent $500 to $600 per unit (37,818 equivalent units)            31,619             968        32,587       17.5%
    Average monthly rent less than $500 per unit (23,041 equivalent units)          13,193             549        13,742        7.4%
                                                                                 ---------       ---------     ---------      -----
      Subtotal conventional real estate contribution to Free Cash Flow             174,845           5,744       180,589       97.3%
  Affordable Apartments (22,596 equivalent units)                                   14,604           4,499        19,103       10.3%
  College housing (2,469 equivalent units)                                           2,274              60         2,334        1.3%
  Other real estate                                                                    729              (2)          727        0.4%
  Minority interest                                                                (21,159)           --         (21,159)     -11.4%
                                                                                 ---------       ---------     ---------      -----
    TOTAL REAL ESTATE CONTRIBUTION TO FREE CASH FLOW                               171,293          10,301       181,594       97.8%
INVESTMENT MANAGEMENT BUSINESS
  Management contracts (property, risk and asset management)
    Controlled properties                                                            3,452            --           3,452        1.9%
    Third party with terms in excess of one year                                       147            --             147        0.1%
    Third party cancelable in 30 days                                                   91            --              91        0.0%
  Insurance claim losses                                                              --              --            --          0.0%
                                                                                 ---------       ---------     ---------      -----
      Investment management business contribution to Free Cash Flow                  3,690            --           3,690        2.0%
        before activity based fees
  Activity based fees                                                                1,942            --           1,942        1.0%
                                                                                 ---------       ---------     ---------      -----
    TOTAL INVESTMENT MANAGEMENT BUSINESS CONTRIBUTION TO FREE CASH FLOW              5,632            --           5,632        3.0%
INTEREST AND OTHER INCOME
  General partner loan interest                                                      3,220            --           3,220        1.7%
  Transactional income                                                               1,486            --           1,486        0.8%
  Money market and interest bearing accounts                                         1,187            --           1,187        0.6%
                                                                                 ---------       ---------     ---------      -----
    TOTAL INTEREST AND OTHER INCOME CONTRIBUTION TO FREE CASH FLOW                   5,893            --           5,893        3.1%
  General and administrative expenses                                               (6,455)           --          (6,455)      -3.5%
  Provision for losses on notes receivable                                            (791)           --            (791)      -0.4%
                                                                                 ---------       ---------     ---------      -----
FREE CASH FLOW                                                                   $ 175,572       $  10,301     $ 185,873      100.0%
                                                                                 =========       =========     =========      =====

FREE CASH FLOW FROM BUSINESS SEGMENTS
FOR THE THREE MONTHS ENDED JUNE 30, 2003
(IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
(UNAUDITED)

                                                                                                  BASIC                    DILUTED
                                                                                ---------------------------------------   ----------
                                                                                CONSOLIDATED  UNCONSOLIDATED    TOTAL       TOTAL
                                                                                ------------  --------------  ---------   ---------
FREE CASH FLOW                                                                    $ 175,572    $  10,301      $ 185,873   $ 185,873

Cost of Senior Capital
  Interest expense:
    Secured debt:
      Long-term, fixed rate                                                         (79,645)      (7,666)       (87,311)    (87,311)
      Long-term, floating rate (principally tax-exempt)                              (5,254)        (459)        (5,713)     (5,713)
      Short-term                                                                     (5,446)         (57)        (5,503)     (5,503)
    Lines of credit and other unsecured debt                                         (5,972)        --           (5,972)     (5,972)
    Interest expense on mandatorily redeemable convertible preferred securities        (247)        --             (247)       --
    Interest capitalized                                                              3,735         (288)         3,447       3,447
                                                                                  ---------    ---------      ---------   ---------
      Total interest expense before minority interest                               (92,829)      (8,470)      (101,299)   (101,052)
    Minority interest share of interest expense                                      10,544         --           10,544      10,544
                                                                                  ---------    ---------      ---------   ---------
      Total interest expense after minority interest                                (82,285)      (8,470)       (90,755)    (90,508)

  Distributions on preferred OP units                                                (2,604)        --           (2,604)       --
  Dividends on preferred stock                                                      (22,806)        --          (22,806)    (20,554)
                                                                                  ---------    ---------      ---------   ---------
    Total distributions/dividends on preferred OP units and stock                   (25,410)        --          (25,410)    (20,554)

  Capital Replacements/Enhancements                                                  20,540        1,851         22,391      22,391
  Amortization of intangibles                                                        (2,603)        --           (2,603)     (2,603)
  Gain on dispositions of real estate                                                   959         --              959         959
  Income from discontinued operations                                                37,045         --           37,045      37,045
  Real estate depreciation, net of minority interest                                (75,794)      (6,539)       (82,333)    (82,333)
  Distributions to minority partners in excess of income                             (4,171)        --           (4,171)     (4,171)
  Interest expense on mandatorily redeemable convertible preferred securities          --           --             --          (247)
  Preferred equity dividends                                                           --           --             --        (4,856)
                                                                                  ---------    ---------      ---------   ---------
    NET INCOME (LOSS) ATTRIBUTABLE TO COMMON OP UNITHOLDERS AND STOCKHOLDERS         43,853       (2,857)        40,996      40,996

  Gain on dispositions of real estate                                                  (959)        --             (959)       (959)
  Discontinued operations:
    Gain on dispositions of real estate, net of minority interest                   (38,276)        --          (38,276)    (38,276)
    Real estate depreciation, net of minority interest                                2,449         --            2,449       2,449
    Distributions to minority partners in excess of income                             (812)        --             (812)       (812)
    Income tax arising from disposals                                                 2,978         --            2,978       2,978
  Real estate depreciation, net of minority interest                                 75,794        6,539         82,333      82,333
  Distributions to minority partners in excess of income                              4,171         --            4,171       4,171
  Amortization of intangibles                                                         2,603         --            2,603       2,603
  Interest expense on mandatorily redeemable convertible preferred securities          --           --             --           247
  Preferred equity dividends                                                           --           --             --         4,856
                                                                                  ---------    ---------      ---------   ---------
    FUNDS FROM OPERATIONS                                                            91,801        3,682         95,483     100,586

  Capital Replacements                                                              (19,063)      (1,827)       (20,890)    (20,890)
  Capital Enhancements                                                               (1,477)         (24)        (1,501)     (1,501)
  Non-dilutive preferred stock dividends and distributions                             --           --             --        (1,563)
                                                                                  ---------    ---------      ---------   ---------

    ADJUSTED FUNDS FROM OPERATIONS                                                $  71,261    $   1,831      $  73,092   $  76,632
                                                                                  =========    =========      =========   =========

                                                                                  EARNINGS   SHARES/UNITS  PER SHARE/UNITS
                                                                                  ---------  ------------  ---------------
Net Income
  Basic                                                                              40,996       104,744         $   0.39
  Diluted                                                                            40,996       104,829         $   0.39
FFO
  Basic                                                                              95,483       104,744
  Diluted                                                                           100,586       110,423
AFFO
  Basic                                                                              73,092       104,744
  Diluted                                                                            76,632       109,078

RECONCILIATION OF FCF, FFO AND AFFO TO NET INCOME:

                                                                      FOR THE THREE MONTHS ENDED JUNE 30, 2003
                                                                      -----------------------------------------
                                                                         FCF             FFO             AFFO
                                                                      ---------       ---------       ---------
Amount per Free Cash Flow Schedule                                    $ 185,873       $  95,483       $  73,092
Total interest expense after minority interest                          (90,755)           --              --
Distributions on preferred OP units                                        --             2,604           2,604
Dividends on preferred stock                                               --            22,806          22,806
Real estate depreciation, net of minority interest                      (82,333)        (82,333)        (82,333)
Gain on dispositions of real estate                                         959             959             959
Discontinued operations:
   Income from operations                                                37,045            --              --
   Real estate depreciation, net of minority interest                      --            (2,449)         (2,449)
   Gain on dispositions of real estate, net of minority interest           --            38,276          38,276
   Distributions to minority partners in excess of income                  --               812             812
   Income tax arising from disposals                                       --            (2,978)         (2,978)
Distributions to minority partners in excess of income                   (4,171)         (4,171)         (4,171)
Capital Replacements                                                     20,890            --            20,890
Capital Enhancements                                                      1,501            --             1,501
Amortization of intangibles                                              (2,603)         (2,603)         (2,603)
Minority interest in Aimco Operating Partnership                         (7,176)         (7,176)         (7,176)
                                                                      ---------       ---------       ---------
Net income                                                            $  59,230       $  59,230       $  59,230
                                                                      =========       =========       =========

SUPPLEMENTAL SCHEDULE III

FREE CASH FLOW FROM BUSINESS SEGMENTS AND RECONCILIATION TO INCOME FROM PROPERTY OPERATIONS
(IN THOUSANDS)
(UNAUDITED)

                                                                            SEE SUPPLEMENTAL SCHEDULE II
                                                               ------------------------------------------------------
                                                               EQUIVALENT                    CR AND CE     FCF BEFORE
                                                                 UNITS        TOTAL FCF     EXPENDITURES   CR AND CE
                                                               -----------   ------------   ------------  ------------
REAL ESTATE

  CONVENTIONAL: WITH AVERAGE MONTHLY RENT
    Greater than $1,200 per unit                                     9,319   $     23,517   $      1,760  $     25,277
    $1,000 to $1,200 per unit                                        8,426         18,383            590        18,973
    $900 to $1000 per unit                                          11,887         22,690          1,764        24,454
    $800 to $900 per unit                                           10,336         15,767          2,004        17,771
    $700 to $800 per unit                                           14,160         19,265          1,783        21,048
    $600 to $700 per unit                                           32,044         34,638          4,462        39,100
    $500 to $600 per unit                                           37,818         32,587          4,937        37,524
    Less than $500 per unit                                         23,041         13,742          2,218        15,960
                                                                             ------------   ------------  ------------

      SUBTOTAL CONVENTIONAL REAL ESTATE
        CONTRIBUTION TO FREE CASH FLOW                                            180,589         19,518       200,107

  Affordable                                                        22,596         19,103          2,457        21,560
  College housing                                                    2,469          2,334            278         2,612
  Other real estate                                                                   727            138           865
  Minority interest                                                               (21,159)                     (21,159)
                                                                             ------------   ------------  ------------

    TOTAL REAL ESTATE CONTRIBUTION TO FREE CASH FLOW               172,096   $    181,594   $     22,391  $    203,985
                                                                             ============   ============  ============

      Add Minority interest                                                                                     21,159
      Less unconsolidated contribution to free cash flow                                                       (10,301)
      Less unconsolidated CR/CE spending                                                                        (1,851)
                                                                                                          ------------
        INCOME FROM PROPERTY OPERATIONS                                                                   $    212,992
                                                                                                          ============

SUPPLEMENTAL SCHEDULE IV

PROPORTIONATE INCOME STATEMENT PRESENTATION (INCLUDING PROPORTIONATE CONSOLIDATED INCOME STATEMENT)
FOR THE THREE MONTHS ENDED JUNE 30, 2003
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                                                                   PROPORTIONATE     PROPORTIONATE
                                                                     AIMCO           SHARE OF        CONSOLIDATED
                                                                  GAAP INCOME      UNCONSOLIDATED       INCOME
                                                                 STATEMENT [a]    PARTNERSHIPS [b]   STATEMENT [c]
                                                                ---------------   ---------------   ---------------
RENTAL PROPERTY OPERATIONS:
  Rental and other property revenues                            $       378,408   $        29,697   $       408,105
  Property operating expenses                                          (165,416)          (17,545)         (182,961)
  Minority interest                                                           -                 -                 -
                                                                ---------------   ---------------   ---------------
    Income from property operations                                     212,992            12,152           225,144

INVESTMENT MANAGEMENT BUSINESS:
  Management fees and other income primarily from affiliates             16,129                 -            16,129
  Management and other expenses                                         (10,497)                -           (10,497)
  Amortization of intangibles                                            (2,603)                -            (2,603)
                                                                ---------------   ---------------   ---------------
    Income from investment management business                            3,029                 -             3,029

General and administrative expenses                                      (6,455)                -            (6,455)
Provision for losses on notes receivable                                   (791)                -              (791)

Depreciation of rental property                                         (84,729)           (6,539)          (91,268)
Interest expense                                                        (92,829)           (8,470)         (101,299)
Interest and other income                                                 5,893                 -             5,893
Equity in earnings (losses) of unconsolidated real
  estate partnerships                                                    (2,857)            2,857                 -
Minority interest in consolidated real estate partnerships               (1,680)                -            (1,680)
Amortization of intangibles                                                   -                 -                 -
                                                                ---------------   ---------------   ---------------

INCOME FROM OPERATIONS                                                   32,573                 -            32,573

Gain on dispositions of real estate                                         959                 -               959
Distributions to minority partners in excess of income                   (4,171)                -            (4,171)
                                                                ---------------   ---------------   ---------------
INCOME BEFORE MINORITY INTEREST IN AIMCO OPERATING PARTNERSHIP
   AND DISCONTINUED OPERATIONS                                           29,361                 -            29,361

Minority interest in Aimco Operating Partnership, preferred              (2,604)                -            (2,604)
Minority interest in Aimco Operating Partnership, common                 (4,572)                -            (4,572)
                                                                ---------------   ---------------   ---------------
INCOME FROM CONTINUING OPERATIONS                                        22,185                 -            22,185

Discontinued operations:
  Net income from discontinued operations (including net
    gain on dispositions of $38,276 and tax of $2,978)                   37,045                 -            37,045
                                                                ---------------   ---------------   ---------------

NET INCOME                                                               59,230                 -            59,230

Net income attributable to preferred stockholders               $        22,806                     $        22,806
                                                                ---------------                     ---------------
Net income attributable to common stockholders                  $        36,424                     $        36,424
                                                                ===============                     ===============

Basic earnings per common share                                 $          0.39                     $          0.39
                                                                ===============                     ===============
Diluted earnings per common share                               $          0.39                     $          0.39
                                                                ===============                     ===============

Weighted average number of common shares outstanding                     92,747
Weighted average number of common shares and common
  share equivalents outstanding                                          92,832

Dividends paid per common share                                 $          0.82

                                                                  RECONCILIATION TO FREE CASH FLOW FROM BUSINESS SEGMENTS [d]
                                                                ----------------------------------------------------------------
                                                                 AMORTIZATION                           CAPITAL          FREE
                                                                      OF             MINORITY        REPLACEMENTS/       CASH
                                                                  INTANGIBLES        INTEREST        ENHANCEMENTS        FLOW
                                                                ---------------   ---------------   ---------------   ----------
RENTAL PROPERTY OPERATIONS:
  Rental and other property revenues                            $             -   $             -   $             -   $  408,105
  Property operating expenses                                                 -                 -           (22,391)    (205,352)
  Minority interest                                                           -           (21,159)                -      (21,159)
                                                                ---------------   ---------------   ---------------   ----------
    Income from property operations                                           -           (21,159)          (22,391)     181,594

INVESTMENT MANAGEMENT BUSINESS:
  Management fees and other income primarily from affiliates                  -                 -                 -       16,129
  Management and other expenses                                               -                 -                 -      (10,497)
  Amortization of intangibles                                             2,603                 -                 -            -
                                                                ---------------   ---------------   ---------------   ----------
    Income from investment management business                            2,603                 -                 -        5,632

General and administrative expenses                                           -                 -                 -       (6,455)
Provision for losses on notes receivable                                      -                 -                 -         (791)

Depreciation of rental property                                               -             8,935            22,391      (59,942)
Interest expense                                                              -            10,544                 -      (90,755)
Interest and other income                                                     -                 -                 -        5,893
Equity in earnings (losses) of unconsolidated real
  estate partnerships                                                         -                 -                 -            -
Minority interest in consolidated real estate partnerships                    -             1,680                 -            -
Amortization of intangibles                                              (2,603)                -                 -       (2,603)
                                                                ---------------   ---------------   ---------------   ----------

INCOME FROM OPERATIONS                                                        -                 -                 -       32,573

Gain on dispositions of real estate                                           -                 -                 -          959
Distributions to minority partners in excess of income                        -                 -                 -       (4,171)
                                                                ---------------   ---------------   ---------------   ----------
INCOME BEFORE MINORITY INTEREST IN AIMCO OPERATING
  PARTNERSHIP AND DISCONTINUED OPERATIONS                                     -                 -                 -       29,361

Minority interest in Aimco Operating Partnership, preferred                   -                 -                 -            -
Minority interest in Aimco Operating Partnership, common                      -                 -                 -            -
                                                                ---------------   ---------------   ---------------   ----------
INCOME FROM CONTINUING OPERATIONS                                             -                 -                 -       29,361

Discontinued operations:
  Net income from discontinued operations (including net
    gain on dispositions of $38,276 and tax of $2,978)                        -                 -                 -       37,045
                                                                ---------------   ---------------   ---------------   ----------

NET INCOME                                                                    -                 -                 -       66,406
                                                                ---------------   ---------------   ---------------
Net income attributable to preferred stockholders                                                                     $   25,410
                                                                                                                      ----------
Net income attributable to common stockholders                                                                        $   40,996
                                                                                                                      ==========

Basic earnings per common share                                                                                       $     0.39
                                                                                                                      ==========
Diluted earnings per common share                                                                                     $     0.39
                                                                                                                      ==========

Weighted average number of common shares outstanding
Weighted average number of common shares and common share equivalents outstanding

Dividends paid per common share

[a] Aimco's consolidated statement of income on a GAAP basis
[b] Aimco's proportionate share of unconsolidated real estate partnerships [c] Total of Aimco's proportionate share of unconsolidated real estate partnerships and consolidated operations
[d] Reconciliation of the proportionate consolidated income statement to the Free Cash Flow from Business Segments (Supplemental Schedule II)

SUPPLEMENTAL SCHEDULE V

SELECTED STATISTICAL AND BALANCE SHEET INFORMATION
AS OF JUNE 30, 2003
(IN THOUSANDS, EXCEPT SHARE AND PER UNIT DATA)
(UNAUDITED)

I.   PROPERTY DEBT:

     A.   PROPERTY DEBT DETAIL

                                                                             WEIGHTED
                                                              AMOUNT           RATE
                                                           -----------       --------
          Consolidated
             Fixed                                         $ 4,770,321           6.98%
             Floating (primarily tax-exempt)                 1,043,196           2.63%
                                                           -----------
             Sub-Total Consolidated                         5,813,517(1)         6.17%

          Unconsolidated (Aimco's share)
             Fixed                                             384,755           6.91%
             Floating (primarily tax-exempt)                    16,103           3.21%
                                                           -----------
             Sub-Total Unconsolidated                          400,858(2)        6.76%
                                                           -----------
          Total Mortgage Debt (Consolidated and Pro Rata
          Share Unconsolidated)                            $ 6,214,375           6.24%
                                                           -----------       --------
             Minority Interest                                (606,267)(3)       6.53%
                                                           -----------
          Aimco's Share of Mortgage Debt                   $ 5,608,108           6.20%
                                                           ===========       ========

II.  ASSET AND LIABILITY DETAIL
     A.   ASSETS
          Unconsolidated cash                              $    15,023(2)
          Unconsolidated restricted cash                        40,902(2)
          Unconsolidated accounts receivable                    10,916(2)
          Unconsolidated other assets                           11,117(2)
          Minority interest share of cash/restricted cash       23,275(3)
          Minority interest share of notes receivable           65,929(3)
          Goodwill                                             102,231(4)
          Land held for future development                      10,000(5)
          Construction in progress                             178,624(5)

     B.   CURRENT LIABILITIES
          Unconsolidated current liabilities                   (80,284)(2)

III. ACQUISITIONS FOR THE QUARTER ENDED JUNE 30, 2003:
          Limited Partner Equity Interests                 $     3,700

IV.  COMMON SHARES OUTSTANDING AS OF JUNE 30, 2003:

          Class A Common Stock                                  94,044
          Common OP and other units                             11,976
                                                           -----------
                                                               106,020
                                                           ===========

V.   PREFERRED SECURITIES:

                                                                                        SHARES/UNITS   COMMON SHARE
                                                               COUPON        AMOUNT      OUTSTANDING    EQUIVALENTS
                                                           ------------   -----------   ------------   ------------
          PERPETUAL:
          Class D                                                  8.75%  $   105,000      4,200,000              -
          Class G                                                 9.375%      101,250      4,050,000              -
          Class H                                                  9.50%       50,000      2,000,000              -
          Class Q                                                 10.10%       63,250      2,530,000              -
          Class R                                                 10.00%      173,500      6,940,000              -
                                                                          -----------   ------------   ------------
            Total perpetual                                               $   493,000     19,720,000              -
                                                                          ===========   ============   ============

          CONVERTIBLE:
          Class L                                                 10.00%  $    62,500      2,500,000      1,344,664
          Class M                                                  9.25%       30,000      1,200,000        681,818
          Class N                                                  9.00%      100,000      4,000,000      1,904,762
          Class O                                                  9.00%      100,000      1,904,762      1,904,762
          Class P                                                  9.00%       99,992      3,999,662      1,785,563
                                                                          -----------   ------------   ------------
                                                                              392,492     13,604,424      7,621,569

          Preferred OP units                                       8.82%      118,579      4,431,951      3,265,992
                                                                          -----------   ------------   ------------
            Total convertible                                             $   511,071     18,036,375     10,887,561
                                                                          -----------   ------------   ------------

          MANDATORILY REDEEMABLE PREFERRED SECURITIES:
          Class S mandatorily redeemable preferred
              securities                                   Libor + 2.75%      100,000      4,000,000              -
          Convertible debt securities                              6.50%       15,169        303,385        305,782
                                                                          -----------   ------------   ------------
            Total mandatorily redeemable preferred
              securities                                                  $   115,169      4,303,385        305,782
                                                                          -----------   ------------   ------------

          Total preferred securities                                      $ 1,119,240     42,059,760     11,193,343
                                                                          ===========   ============   ============

VI.  OTHER DATA:

                                                                2Q03        2Q02
                                                              --------    --------
          Conventional same store:
            Weighted average physical occupancy                   92.6%       93.5%
            Average monthly rent per occupied unit            $    699    $    716

          Conventional total portfolio:
            Weighted average physical occupancy                   91.3%       90.0%
            Average monthly rent per occupied unit            $    708    $    715

----------
     Notes:
     (1)  Includes $97,800 of liabilities related to assets held for sale
     (2) These amounts are included in Investment in unconsolidated real estate partnerships on the GAAP Balance Sheet
     (3) These amounts are included in Minority interest in consolidated real estate partnerships on the GAAP Balance Sheet
     (4)  This amount is included in Other assets on the GAAP Balance Sheet
     (5) These amounts are included in Real estate, net of accumulated depreciation on the GAAP Balance Sheet

SUPPLEMENTAL SCHEDULE VI

CAPITAL EXPENDITURES
AS OF JUNE 30, 2003
(IN THOUSANDS)
(UNAUDITED)

     For the six months ended June 30, 2003, Aimco spent a total of $47.0 million and $2.2 million, respectively, for Capital Replacements (expenditures required to maintain the related asset) and Capital Enhancements (expenditures that add a new feature or revenue source at a property).

     The table below details Aimco's actual spending based on a per unit and total dollar basis (based on approximately 157,000 units) for the six months ended June 30, 2003:

                                                             CAPITAL        CAPITAL        CAPITAL
                                                           REPLACEMENTS   ENHANCEMENTS   TOTAL CR/CE
                                                           ACTUAL COST    ACTUAL COST    ACTUAL COST
                                                             PER UNIT       PER UNIT      PER UNIT
                                                           ------------   ------------   -----------
          Carpets                                          $         67   $          -   $        67
          Flooring                                                   17              -            17
          Appliances                                                 19              1            20
          Blinds/shades                                               3              -             3
          Furnace/air                                                18              -            18
          Hot Water Heaters                                           5              -             5
          Kitchen/bath                                                6              -             6
          Exterior painting                                          13              -            13
          Landscaping                                                11              -            11
          Pool/exercise facilities                                    9              -             9
          Computers, miscellaneous                                   15              -            15
          Roofs                                                       7              -             7
          Parking lot                                                 6              -             6
          Building (electrical,elevator, plumbing)                   42              3            45
          Submetering                                                --              7             7
          Capitalized payroll and other indirect costs               61              3            64

                                                           ------------   ------------   -----------
          TOTAL AIMCO'S SHARE                              $        299   $         14   $       313
                                                           ------------   ------------   -----------

          Plus minority partners' share of consolidated
             spending
          Less Aimco's share of unconsolidated spending

          Total spending per Consolidated Statement of Cash Flows


                                                                 CAPITAL          CAPITAL
                                                               REPLACEMENTS     ENHANCEMENTS     TOTAL CR/CE
                                                               ACTUAL COST      ACTUAL COST      ACTUAL COST
                                                              (IN THOUSANDS)   (IN THOUSANDS)   (IN THOUSANDS)
                                                              --------------   --------------   --------------
          Carpets                                             $       10,574   $           10   $       10,584
          Flooring                                                     2,616                -            2,616
          Appliances                                                   3,061              101            3,162
          Blinds/shades                                                  499                -              499
          Furnace/air                                                  2,791               10            2,801
          Hot Water Heaters                                              762                -              762
          Kitchen/bath                                                   938                2              940
          Exterior painting                                            2,032                8            2,040
          Landscaping                                                  1,748               51            1,799
          Pool/exercise facilities                                     1,447               26            1,473
          Computers, miscellaneous                                     2,370               53            2,423
          Roofs                                                        1,137                1            1,138
          Parking lot                                                    867                3              870
          Building (electrical,elevator, plumbing)                     6,528              421            6,949
          Submetering                                                      -            1,002            1,002
          Capitalized payroll and other indirect costs                 9,602              476           10,078

                                                              --------------   --------------   --------------
          TOTAL AIMCO'S SHARE                                 $       46,972   $        2,164   $       49,136
                                                              --------------   --------------   --------------

          Plus minority partners' share of consolidated
             spending                                                  5,836              397            6,233
          Less Aimco's share of unconsolidated spending               (4,325)             (37)          (4,362)
                                                              --------------   --------------   --------------
          Total spending per Consolidated Statement of
             Cash Flows                                       $       48,483   $        2,524   $       51,007
                                                              ==============   ==============   ==============

     For the six months ended June 30, 2003, Aimco spent a total of $13.7 million, $5.4 million and $40.8 million, respectively, for Initial Capital Expenditures or "ICE" (expenditures at a property that have been identified at the time the property is acquired, as expenditures to be incurred within one year, or a specified period of time, of the acquisition), Disposition Capital Expenditures (expenditures made on properties sold, held for sale, or identified as to be sold within one year) and redevelopment (expenditures that substantially upgrade the related property).

     Aimco's share of those expenditures are as follows (in millions):

                                                                                     SIX MONTHS ENDED
                                                                                       JUNE 30, 2003
                                                                ---------------------------------------------------------
                                                                              DISPOSITION
                                                                  ICE     CAPITAL EXPENDITURES    REDEVELOPMENT    TOTALS
                                                                -------   --------------------    -------------    ------
     Conventional Assets                                        $   6.5   $                5.4    $        36.8    $ 48.7
     Affordable Assets                                              7.2                      -              4.0      11.2
                                                                ---------------------------------------------------------
     Total Aimco's share                                        $  13.7   $                5.4    $        40.8    $ 59.9
                                                                ---------------------------------------------------------

     Plus minority partners' share of consolidated spending           -                    0.8             13.8      14.6
     Less Aimco's share of unconsolidated spending                    -                   (0.2)            (3.0)     (3.2)
                                                                ---------------------------------------------------------
     Total spending per Consolidated Statement of Cash Flows    $  13.7   $                6.0    $        51.6    $ 71.3
                                                                =========================================================

The expenditures were funded by net cash provided by operating activities, working capital reserves and borrowings under Aimco's credit facility.

SUPPLEMENTAL SCHEDULE VII

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

SUMMARY OF 2003 REDEVELOPMENT ACTIVITY
AS OF JUNE 30, 2003
(IN MILLIONS, EXCEPT UNIT DATA)
(VALUES ARE NOT ADJUSTED FOR AIMCO'S OWNERSHIP)
(UNAUDITED)

                                                                                           COST IN MILLIONS
                                                   OWNERSHIP     NUMBER             -----------------------------
                                                       %        OF UNITS   NOTES    TOTAL SPENDING  SPENT TO DATE
                                                   ----------   --------   -----    --------------  -------------
FLAMINGO RESORT RESIDENCES       MIAMI BEACH, FL          77%      1,687            $        256.7  $       246.0

REFLECTIONS                      INDIANAPOLIS, IN       51.6%        582            $         17.9  $        14.2

MEADOW CREEK                       BOULDER, CO           100%        332            $         15.7  $        15.7

GLENBRIDGE MANORS                CINCINNATI, OH         50.8%        290            $         28.0  $        25.6

THE ASHFORD                        ATLANTA, GA           100%        221            $         18.6  $        18.2

CALHOUN BEACH CLUB               MINNEAPOLIS, MN         100%         57    (1)     $         31.3  $        30.3

PLAINVIEW                         LOUISVILLE,KY         42.2%        157    (2)     $          5.6  $         3.0

                                                                --------            -----------------------------
                                      TOTAL                        3,326            $        373.8  $       353.0
                                                                ========            =============================

                                              REDEVELOPMENT TIMING                          NUMBER OF UNITS
                                 ----------------------------------------------   -----------------------------------
                                 ACQUISITION    START   COMPLETE  STABILIZATION   COMPLETED   LEASED   OUT OF SERVICE
                                 ------------  -------  --------  -------------   ----------  -------  --------------
FLAMINGO RESORT RESIDENCES         Q3 1997     Q3 1997   Q4 2003      Q2 2004         1,061      839              626

REFLECTIONS                        Q4 1998     Q2 2001   Q3 2003      Q4 2003           462      403              120

MEADOW CREEK                       Q2 1985     Q3 1999   Q3 2002      Q3 2003           332      285                0

GLENBRIDGE MANORS                  Q4 1998     Q3 2001   Q4 2003      Q4 2003           175      199              115

THE ASHFORD                        Q4 1995     Q2 2001   Q2 2003      Q4 2003           221      137                0

CALHOUN BEACH CLUB                 Q4 1998     Q4 2001   Q4 2002      Q3 2003            57       53                0

PLAINVIEW                          Q4 1991     Q1 2003   Q3 2003      Q4 2003           147       85               10

                                                                                  -----------------------------------
                                                                                      2,455    2,001              871
                                                                                  ===================================

----------
NOTES
  (1) - PROPERTY HAD 351 UNITS BEFORE REDEVELOPMENT, 76 OF THE UNITS WERE REDEVELOPED INTO 57 LARGER UNITS AND COMMERCIAL SPACE IMPROVEMENTS MADE.
  (2) - PROPERTY HAS 480 UNITS WITH 157 UNITS BEING REDEVELOPED DUE TO FIRE AND MOLD ISSUES.

SUPPLEMENTAL SCHEDULE VIII

INCOME STATEMENT INFORMATION
Q2 2003 COMPARED TO Q2 2002
(IN THOUSANDS)
(UNAUDITED)

                                                              THREE MONTHS ENDED    THREE MONTHS ENDED          CHANGE
                                                                JUNE 30, 2003         JUNE 30, 2002       Q2 2003 vs Q2 2002
                                                              ------------------    ------------------    ------------------
REVENUES:
  Consolidated same store properties                          $          288,535    $          298,585    $          (10,050)
  Acquisition properties                                                  16,213                     -                16,213
  Newly consolidated properties                                           36,148                     -                36,148
  Affordable properties                                                   26,076                27,810                (1,734)
  Redevelopment properties                                                10,046                 6,373                 3,673
  Other properties                                                         1,390                 1,654                  (264)
                                                              ------------------    ------------------    ------------------
    Total rental and other property revenues                  $          378,408    $          334,422    $           43,986
                                                              ==================    ==================    ==================

EXPENSES:
  Consolidated same store properties                          $          114,592    $          106,284    $            8,308
  Acquisition properties                                                   5,493                     -                 5,493
  Newly consolidated properties                                           17,395                     -                17,395
  Affordable properties                                                   12,280                12,900                  (620)
  Redevelopment properties                                                 4,341                 3,003                 1,338
  Partnership expenses                                                     5,887                 6,942                (1,055)
  Property management expense                                              3,855                 3,391                   464
  Other properties                                                         1,573                 1,987                  (414)
                                                              ------------------    ------------------    ------------------
    Total property operating expense                          $          165,416    $          134,507    $           30,909
                                                              ==================    ==================    ==================

NET OPERATING INCOME:
  Consolidated same store properties                          $          173,943    $          192,301    $          (18,358)
  Acquisition properties                                                  10,720                     -                10,720
  Newly consolidated properties                                           18,753                     -                18,753
  Affordable properties                                                   13,796                14,910                (1,114)
  Redevelopment properties                                                 5,705                 3,370                 2,335
  Partnership expenses                                                    (5,887)               (6,942)                1,055
  Property management expense                                             (3,855)               (3,391)                 (464)
  Other properties                                                          (183)                 (333)                  150
                                                              ------------------    ------------------    ------------------
    Total income from property operations                     $          212,992    $          199,915    $           13,077
                                                              ==================    ==================    ==================

RECONCILIATION OF CONSOLIDATED SAME STORE PROPERTIES
  TO AIMCO'S SHARE OF SAME STORE SALES:

REVENUES:
  Consolidated same store properties                          $          288,535    $          298,585    $          (10,050)
  Plus: Newly consolidated properties                                     27,989                     -                27,989
  Less: Minority partners' share of consolidated same store              (39,866)              (31,767)               (8,099)
  Plus: Aimco's share of unconsolidated same store                        11,563                32,568               (21,005)
                                                              ------------------    ------------------    ------------------
    Aimco's share of same store sales                         $          288,221    $          299,386    $          (11,165)
                                                              ==================    ==================    ==================

EXPENSES:
  Consolidated same store properties                          $          114,592    $          106,284    $            8,308
  Plus: Newly consolidated properties                                     12,516                     -                12,516
  Less: Minority partners' share of consolidated same store              (15,697)              (10,697)               (5,000)
  Plus: Aimco's share of unconsolidated same store                         4,907                12,813                (7,906)
                                                              ------------------    ------------------    ------------------
    Aimco's share of same store sales                         $          116,318    $          108,400    $            7,918
                                                              ==================    ==================    ==================

NET OPERATING INCOME:
  Consolidated same store properties                          $          173,943    $          192,301    $          (18,358)
  Plus: Newly consolidated properties                                     15,473                     -                15,473
  Less: Minority partners' share of consolidated same store              (24,169)              (21,070)               (3,099)
  Plus: Aimco's share of unconsolidated same store                         6,656                19,755               (13,099)
                                                              ------------------    ------------------    ------------------
    Aimco's share of same store sales                         $          171,903    $          190,986    $          (19,083)
                                                              ==================    ==================    ==================

                                                                      %
                                                                    CHANGE
                                                              Q2 2003 vs Q2 2002
                                                              ------------------
REVENUES:
  Consolidated same store properties                                        -3.4%
  Acquisition properties
  Newly consolidated properties
  Affordable properties                                                     -6.2%
  Redevelopment properties                                                  57.6%
  Other properties                                                         -16.0%
                                                              ------------------
    Total rental and other property revenues                                13.2%
                                                              ==================

EXPENSES:
  Consolidated same store properties                                         7.8%
  Acquisition properties
  Newly consolidated properties
  Affordable properties                                                     -4.8%
  Redevelopment properties                                                  44.6%
  Partnership expenses                                                     -15.2%
  Property management expense                                               13.7%
  Other properties                                                         -20.8%
                                                              ------------------
    Total property operating expense                                        23.0%
                                                              ==================

NET OPERATING INCOME:
  Consolidated same store properties                                        -9.5%
  Acquisition properties
  Newly consolidated properties
  Affordable properties                                                     -7.5%
  Redevelopment properties                                                  69.3%
  Partnership expenses                                                     -15.2%
  Property management expense                                               13.7%
  Other properties                                                         -45.0%
                                                              ------------------
    Total income from property operations                                    6.5%
                                                              ==================

RECONCILIATION OF CONSOLIDATED SAME STORE PROPERTIES
  TO AIMCO'S SHARE OF SAME STORE SALES:

REVENUES:
  Consolidated same store properties
  Plus: Newly consolidated properties
  Less: Minority partners' share of consolidated same store
  Plus: Aimco's share of unconsolidated same store
                                                              ------------------
    Aimco's share of same store sales                                       -3.7%
                                                              ==================

EXPENSES:
  Consolidated same store properties
  Plus: Newly consolidated properties
  Less: Minority partners' share of consolidated same store
  Plus: Aimco's share of unconsolidated same store
                                                              ------------------
    Aimco's share of same store sales                                        7.3%
                                                              ==================

NET OPERATING INCOME:
  Consolidated same store properties
  Plus: Newly consolidated properties
  Less: Minority partners' share of consolidated same store
  Plus: Aimco's share of unconsolidated same store
                                                              ------------------
    Aimco's share of same store sales                                      -10.0%
                                                              ==================

DEFINITIONS:

CONSOLIDATED SAME STORE PROPERTIES - consist of all conventional properties owned, stabilized and consolidated for at least one year as of the beginning of the most recent quarter and for the relevant comparable period.

ACQUISITION PROPERTIES - consist of all consolidated properties owned less than one year as of the beginning of the most recent quarter.

NEWLY CONSOLIDATED PROPERTIES - consist of all properties consolidated for less than one year as of the beginning of the most recent quarter.

AFFORDABLE PROPERTIES - consist of all affordable properties (which are properties that benefit from governmental programs designed to provide housing for people with low or moderate incomes) owned, stabilized and consolidated for at least one year as of the beginning of the most recent quarter.

REDEVELOPMENT PROPERTIES - consist of all consolidated properties where a substantial number of available units have been vacated for major renovations and have not been stabilized for at least one year as of the beginning of the most recent quarter.

OTHER PROPERTIES - consist of all consolidated properties that are not multifamily (such as commercial, college housing, etc).

PARTNERSHIP EXPENSES - consist of expenses incurred at the partnership level either directly or indirectly (such as partnership audit, tax and trustee expenses).

PROPERTY MANAGEMENT EXPENSES - consist of off-site expenses associated with the self-management of consolidated properties.

SUPPLEMENTAL SCHEDULE IX

SAME STORE SALES
SECOND QUARTER 2003 VERSUS SECOND QUARTER 2002
(UNAUDITED) (IN THOUSANDS, EXCEPT SITE AND UNIT DATA)

                                                                      THREE MONTHS ENDED JUNE 30, 2003
                                                                      --------------------------------
                                         SITES    UNITS     OWNER%      REV         EXP         NOI
                                         -------------------------------------------------------------
NORTHEAST
          Washington                        28    12,464     79.72%    28,925       8,951       19,974
          Philadelphia                       5     3,392     82.34%     8,529       3,205        5,324
          Baltimore                          9     1,788     74.70%     3,504       1,222        2,282
          Middlesex-Somerset-Hunterdon       5     1,960     66.17%     3,369       1,271        2,098
          Dutchess County                    1       835    100.00%     2,224         886        1,338
          Hartford                           2       650    100.00%     1,825         477        1,348
          Other Markets (5)                  5     1,222     77.31%     2,389         895        1,494
                                         -------------------------------------------------------------
                                            55    22,311     79.74%    50,765      16,907       33,858
SOUTHEAST
          Atlanta                           21     5,931     81.33%     7,832       4,158        3,674
          Norfolk-Virginia Beach            13     3,865     84.78%     7,542       2,435        5,107
          Nashville                         11     3,750     79.36%     5,438       2,093        3,345
          Raleigh-Durham-Chapel Hill        11     3,023     78.16%     4,027       1,639        2,388
          Charlotte-Gastonia-Rock Hill      11     2,336     84.65%     2,948       1,511        1,437
          Columbia                           7     1,670     69.94%     2,012         869        1,143
          Other Markets (23)                51    11,007     77.27%    14,344       5,678        8,666
                                         -------------------------------------------------------------
                                           125    31,582     79.44%    44,143      18,383       25,760
FLORIDA
          Tampa-St.Petersburg               21     5,604     85.88%     8,696       3,739        4,957
          Orlando                           17     4,712     82.18%     7,333       3,332        4,001
          Miami                              6     1,983     73.04%     4,694       2,098        2,596
          Jacksonville                       7     2,766     78.76%     4,383       1,733        2,650
          West Palm Beach-Boca               6     1,727    100.00%     4,041       1,586        2,455
          FortLauderdale                     4     1,122     88.72%     2,377         972        1,405
          Other Markets (6)                 14     3,371     91.69%     6,043       2,490        3,553
                                         -------------------------------------------------------------
                                            75    21,285     85.15%    37,567      15,950       21,617
MIDWEST
          Chicago                           21     6,215     91.79%    15,968       7,039        8,929
          Indianapolis                      29     9,122     85.38%    12,381       5,892        6,489
          Grand Rapids-Muskegon              4     2,723    100.00%     4,751       2,046        2,705
          Lansing-East Lansing               8     2,118     87.24%     3,896       1,604        2,292
          Cincinnati                        11     2,245     82.75%     3,814       1,612        2,202
          Fort Wayne                         3     2,441     97.13%     3,758       1,761        1,997
          Columbus                           7     1,822     73.48%     2,364         958        1,406
          Other Markets (25)                54    12,656     66.52%    14,705       6,589        8,116
                                         -------------------------------------------------------------
                                           137    39,342     81.47%    61,637      27,501       34,136
TEXAS
          Houston                           29     8,083     89.48%    12,241       5,542        6,699
          Dallas                            21     5,700     70.04%     6,683       3,244        3,439
          San Antonio                       16     3,620    100.00%     5,374       2,553        2,821
          Austin-San Marcos                 11     2,417     92.05%     3,784       1,839        1,945
          FortWorth-Arlington               10     2,139     79.49%     2,816       1,458        1,358
          Galveston-Texas City               6     1,176    100.00%     2,227         973        1,254
          Other Markets (7)                 11     2,363     79.07%     2,741       1,208        1,533
                                         -------------------------------------------------------------
                                           104    25,498     85.55%    35,866      16,817       19,049
WEST
          Phoenix-Mesa                      29     7,579     90.98%    10,572       5,369        5,203
          Denver                            11     2,582     74.23%     3,868       1,605        2,263
          Salt Lake City-Ogden               6     2,115     75.02%     2,712         898        1,814
          Tucson                             5     1,536    100.00%     2,261         900        1,361
          Las Vegas                          4     1,253     86.62%     1,832         748        1,084
          Other Markets (10)                21     3,754     74.22%     5,247       1,996        3,251
                                         -------------------------------------------------------------
                                            76    18,819     83.99%    26,492      11,516       14,976
CALIFORNIA
          Los Angeles-Long Beach            12     4,029     86.11%    14,654       4,762        9,892
          San Diego                          7     2,237     97.18%     6,336       1,666        4,670
          Orange County                      4     1,213     94.77%     4,012         908        3,104
          Ventura                            3       801     99.92%     2,513         557        1,956
          Other Markets (3)                 10     2,238     61.82%     4,236       1,351        2,885
                                         -------------------------------------------------------------
                                            36    10,518     85.34%    31,751       9,244       22,507
------------------------------------------------------------------------------------------------------
          SAME STORE SALES TOTALS          608   169,355     82.46%   288,221     116,318      171,903
======================================================================================================
Plus: Minority share of consolidated
  same store sales                                                     39,866      15,697       24,169
Less: Aimco's share of unconsolidated
  same store sales                                                    (11,563)     (4,907)      (6,656)
Less: Newly  consolidated                                             (27,989)    (12,516)     (15,473)
                                                                      --------------------------------
Consolidated same store sales                                         288,535     114,592      173,943
                                                                      ================================

                                         THREE MONTHS ENDED JUNE 30, 2002
                                         --------------------------------
                                           REV        EXP          NOI
                                         --------------------------------
NORTHEAST
          Washington                      28,456       8,578       19,878
          Philadelphia                     8,689       2,778        5,911
          Baltimore                        3,399       1,056        2,343
          Middlesex-Somerset-Hunterdon     3,681       1,070        2,611
          Dutchess County                  2,239         766        1,473
          Hartford                         1,817         449        1,368
          Other Markets (5)                2,347         696        1,651
                                         --------------------------------
                                          50,628      15,393       35,235
SOUTHEAST
          Atlanta                          9,586       3,805        5,781
          Norfolk-Virginia Beach           7,154       2,289        4,865
          Nashville                        5,530       1,882        3,648
          Raleigh-Durham-Chapel Hill       4,505       1,647        2,858
          Charlotte-Gastonia-Rock Hill     3,137       1,332        1,805
          Columbia                         2,048         769        1,279
          Other Markets (23)              14,945       5,189        9,756
                                         --------------------------------
                                          46,905      16,913       29,992
FLORIDA
          Tampa-St.Petersburg              8,939       3,600        5,339
          Orlando                          7,665       3,298        4,367
          Miami                            4,798       1,920        2,878
          Jacksonville                     4,345       1,502        2,843
          West Palm Beach-Boca             4,246       1,574        2,672
          FortLauderdale                   2,545         870        1,675
          Other Markets (6)                6,290       2,361        3,929
                                         --------------------------------
                                          38,828      15,125       23,703
MIDWEST
          Chicago                         16,838       6,036       10,802
          Indianapolis                    13,203       5,704        7,499
          Grand Rapids-Muskegon            4,945       2,048        2,897
          Lansing-East Lansing             4,028       1,359        2,669
          Cincinnati                       3,725       1,549        2,176
          Fort Wayne                       4,289       1,677        2,612
          Columbus                         2,427         785        1,642
          Other Markets (25)              15,316       6,103        9,213
                                         --------------------------------
                                          64,771      25,261       39,510
TEXAS
          Houston                         13,123       5,537        7,586
          Dallas                           7,316       3,733        3,583
          San Antonio                      5,490       2,412        3,078
          Austin-San Marcos                4,230       2,087        2,143
          FortWorth-Arlington              2,836       1,410        1,426
          Galveston-Texas City             2,242       1,012        1,230
          Other Markets (7)                2,788       1,231        1,557
                                         --------------------------------
                                          38,025      17,422       20,603
WEST
          Phoenix-Mesa                    12,132       4,462        7,670
          Denver                           4,727       1,233        3,494
          Salt Lake City-Ogden             2,926         809        2,117
          Tucson                           2,343         899        1,444
          Las Vegas                        1,886         630        1,256
          Other Markets (10)               5,793       1,688        4,105
                                         --------------------------------
                                          29,807       9,721       20,086
CALIFORNIA
          Los Angeles-Long Beach          13,701       3,627       10,074
          San Diego                        6,160       1,760        4,400
          Orange County                    3,914       1,273        2,641
          Ventura                          2,353         559        1,794
          Other Markets (3)                4,294       1,346        2,948
                                         --------------------------------
                                          30,422       8,565       21,857
-------------------------------------------------------------------------
          SAME STORE SALES TOTALS        299,386     108,400      190,986
=========================================================================
Plus: Minority share of consolidated
  same store sales                        31,767      10,697       21,070
Less: Aimco's share of unconsolidated
  same store sales                       (32,568)    (12,813)     (19,755)
Less: Newly  consolidated                      -           -            -
                                         --------------------------------
Consolidated same store sales            298,585     106,284      192,301
                                         ================================

                                         CHANGE THREE MONTHS ENDED JUNE 30, 2003 LESS JUNE 30, 2002
                                         ----------------------------------------------------------
                                              REVENUE            EXPENSES                NOI
                                         -----------------   -----------------    -----------------
                                           AMT        %         AMT       %          AMT       %
                                         -----------------   -----------------    -----------------
NORTHEAST
          Washington                          469      1.6%       373      4.3%         96      0.5%
          Philadelphia                       (160)    -1.8%       427     15.4%       (587)    -9.9%
          Baltimore                           105      3.1%       166     15.7%        (61)    -2.6%
          Middlesex-Somerset-Hunterdon       (312)    -8.5%       201     18.8%       (513)   -19.6%
          Dutchess County                     (15)    -0.7%       120     15.7%       (135)    -9.2%
          Hartford                              8      0.4%        28      6.2%        (20)    -1.5%
          Other Markets (5)                    42      1.8%       199     28.6%       (157)    -9.5%
                                         ----------------------------------------------------------
                                              137      0.3%     1,514      9.8%     (1,377)    -3.9%
SOUTHEAST
          Atlanta                          (1,754)   -18.3%       353      9.3%     (2,107)   -36.4%
          Norfolk-Virginia Beach              388      5.4%       146      6.4%        242      5.0%
          Nashville                           (92)    -1.7%       211     11.2%       (303)    -8.3%
          Raleigh-Durham-Chapel Hill         (478)   -10.6%        (8)    -0.5%       (470)   -16.4%
          Charlotte-Gastonia-Rock Hill       (189)    -6.0%       179     13.4%       (368)   -20.4%
          Columbia                            (36)    -1.8%       100     13.0%       (136)   -10.6%
          Other Markets (23)                 (601)    -4.0%       489      9.4%     (1,090)   -11.2%
                                         ----------------------------------------------------------
                                           (2,762)    -5.9%     1,470      8.7%     (4,232)   -14.1%
FLORIDA
          Tampa-St.Petersburg                (243)    -2.7%       139      3.9%       (382)    -7.2%
          Orlando                            (332)    -4.3%        34      1.0%       (366)    -8.4%
          Miami                              (104)    -2.2%       178      9.3%       (282)    -9.8%
          Jacksonville                         38      0.9%       231     15.4%       (193)    -6.8%
          West Palm Beach-Boca               (205)    -4.8%        12      0.8%       (217)    -8.1%
          FortLauderdale                     (168)    -6.6%       102     11.7%       (270)   -16.1%
          Other Markets (6)                  (247)    -3.9%       129      5.5%       (376)    -9.6%
                                         ----------------------------------------------------------
                                           (1,261)    -3.2%       825      5.5%     (2,086)    -8.8%
MIDWEST
          Chicago                            (870)    -5.2%     1,003     16.6%     (1,873)   -17.3%
          Indianapolis                       (822)    -6.2%       188      3.3%     (1,010)   -13.5%
          Grand Rapids-Muskegon              (194)    -3.9%        (2)    -0.1%       (192)    -6.6%
          Lansing-East Lansing               (132)    -3.3%       245     18.0%       (377)   -14.1%
          Cincinnati                           89      2.4%        63      4.1%         26      1.2%
          Fort Wayne                         (531)   -12.4%        84      5.0%       (615)   -23.5%
          Columbus                            (63)    -2.6%       173     22.0%       (236)   -14.4%
          Other Markets (25)                 (611)    -4.0%       486      8.0%     (1,097)   -11.9%
                                         ----------------------------------------------------------
                                           (3,134)    -4.8%     2,240      8.9%     (5,374)   -13.6%
TEXAS
          Houston                            (882)    -6.7%         5      0.1%       (887)   -11.7%
          Dallas                             (633)    -8.7%      (489)   -13.1%       (144)    -4.0%
          San Antonio                        (116)    -2.1%       141      5.8%       (257)    -8.3%
          Austin-San Marcos                  (446)   -10.5%      (248)   -11.9%       (198)    -9.2%
          FortWorth-Arlington                 (20)    -0.7%        48      3.4%        (68)    -4.8%
          Galveston-Texas City                (15)    -0.7%       (39)    -3.9%         24      2.0%
          Other Markets (7)                   (47)    -1.7%       (23)    -1.9%        (24)    -1.5%
                                         ----------------------------------------------------------
                                           (2,159)    -5.7%      (605)    -3.5%     (1,554)    -7.5%
WEST
          Phoenix-Mesa                     (1,560)   -12.9%       907     20.3%     (2,467)   -32.2%
          Denver                             (859)   -18.2%       372     30.2%     (1,231)   -35.2%
          Salt Lake City-Ogden               (214)    -7.3%        89     11.0%       (303)   -14.3%
          Tucson                              (82)    -3.5%         1      0.1%        (83)    -5.7%
          Las Vegas                           (54)    -2.9%       118     18.7%       (172)   -13.7%
          Other Markets (10)                 (546)    -9.4%       308     18.2%       (854)   -20.8%
                                         ----------------------------------------------------------
                                           (3,315)   -11.1%     1,795     18.5%     (5,110)   -25.4%
CALIFORNIA
          Los Angeles-Long Beach              953      7.0%     1,135     31.3%       (182)    -1.8%
          San Diego                           176      2.9%       (94)    -5.3%        270      6.1%
          Orange County                        98      2.5%      (365)   -28.7%        463     17.5%
          Ventura                             160      6.8%        (2)    -0.4%        162      9.0%
          Other Markets (3)                   (58)    -1.4%         5      0.4%        (63)    -2.1%
                                         ----------------------------------------------------------
                                            1,329      4.4%       679      7.9%        650      3.0%
---------------------------------------------------------------------------------------------------
          SAME STORE SALES TOTALS         (11,165)    -3.7%     7,918      7.3%    (19,083)   -10.0%
===================================================================================================
Plus: Minority share of consolidated
  same store sales
Less: Aimco's share of unconsolidated
  same store sales
Less: Newly  consolidated

Consolidated same store sales

SUPPLEMENTAL SCHEDULE X

INCOME STATEMENT INFORMATION
YTD 2003 COMPARED TO YTD 2002
(IN THOUSANDS)
(UNAUDITED)

                                                                                                                           %
                                                              SIX MONTHS ENDED    SIX MONTHS ENDED       CHANGE          CHANGE
                                                               JUNE 30, 2003       JUNE 30, 2002      2003 vs 2002    2003 vs 2002
                                                              ----------------    ----------------    ------------    ------------
REVENUES:
  Consolidated same store properties                          $        535,545    $        564,604    $    (29,059)           -5.1%
  Acquisition properties                                               112,810              47,552          65,258           137.2%
  Newly consolidated properties                                         71,601                   -          71,601
  Affordable properties                                                  9,159              11,530          (2,371)          -20.6%
  Redevelopment properties                                              16,153              12,306           3,847            31.3%
  Other properties                                                       2,884               3,667            (783)          -21.4%
                                                              ----------------    ----------------    ------------    ------------
    Total rental and other property revenues                  $        748,152    $        639,659    $    108,493            17.0%
                                                              ================    ================    ============    ============

EXPENSES:
  Consolidated same store properties                          $        218,096    $        199,499    $     18,597             9.3%
  Acquisition properties                                                41,058              19,162          21,896           114.3%
  Newly consolidated properties                                         35,206                   -          35,206
  Affordable properties                                                  6,225               5,527             698            12.6%
  Redevelopment properties                                               6,842               5,617           1,225            21.8%
  Partnership expenses                                                  12,527               9,232           3,295            35.7%
  Property management expense                                            9,252               7,232           2,020            27.9%
  Other properties                                                       3,609               3,488             121             3.5%
                                                              ----------------    ----------------    ------------    ------------
    Total property operating expense                          $        332,815    $        249,757    $     83,058            33.3%
                                                              ================    ================    ============    ============

NET OPERATING INCOME:
  Consolidated same store properties                          $        317,449    $        365,105    $    (47,656)          -13.1%
  Acquisition properties                                                71,752              28,390          43,362           152.7%
  Newly consolidated properties                                         36,395                   -          36,395
  Affordable properties                                                  2,934               6,003          (3,069)          -51.1%
  Redevelopment properties                                               9,311               6,689           2,622            39.2%
  Partnership expenses                                                 (12,527)             (9,232)         (3,295)           35.7%
  Property management expense                                           (9,252)             (7,232)         (2,020)           27.9%
  Other properties                                                        (725)                179            (904)         -505.0%
                                                              ----------------    ----------------    ------------    ------------
    Total income from property operations                     $        415,337    $        389,902    $     25,435             6.5%
                                                              ================    ================    ============    ============

RECONCILIATION OF CONSOLIDATED SAME STORE PROPERTIES
  TO AIMCO'S SHARE OF SAME STORE SALES:

REVENUES:
  Consolidated same store properties                          $        535,545    $        564,604    $    (29,059)
  Plus: Newly consolidated properties                                   55,558                   -          55,558
  Less: Minority partners' share of consolidated same store            (78,282)            (64,255)        (14,027)
  Plus: Aimco's share of unconsolidated same store                      22,909              64,585         (41,676)
                                                              ----------------    ----------------    ------------    ------------
    Aimco's share of same store sales                         $        535,730    $        564,934    $    (29,204)           -5.2%
                                                              ================    ================    ============    ============

EXPENSES:
  Consolidated same store properties                          $        218,096    $        199,499    $     18,597
  Plus: Newly consolidated properties                                   24,802                   -          24,802
  Less: Minority partners' share of consolidated same store            (31,527)            (21,588)         (9,939)
  Plus: Aimco's share of unconsolidated same store                       9,873              24,765         (14,892)
                                                              ----------------    ----------------    ------------    ------------
    Aimco's share of same store sales                         $        221,244    $        202,676    $     18,568             9.2%
                                                              ================    ================    ============    ============

NET OPERATING INCOME:
  Consolidated same store properties                          $        317,449    $        365,105    $    (47,656)
  Plus: Newly consolidated properties                                   30,756                   -          30,756
  Less: Minority partners' share of consolidated same store            (46,755)            (42,667)         (4,088)
  Plus: Aimco's share of unconsolidated same store                      13,036              39,820         (26,784)
                                                              ----------------    ----------------    ------------
    Aimco's share of same store sales                         $        314,486    $        362,258    $    (47,772)          -13.2%
                                                              ================    ================    ============    ============

DEFINITIONS:

CONSOLIDATED SAME STORE PROPERTIES - consist of all conventional properties owned, stabilized and consolidated for at least one year as of the beginning of the most recent quarter and for the relevant comparable period.

ACQUISITION PROPERTIES - consist of all consolidated properties owned less than one year as of the beginning of the most recent quarter.

NEWLY CONSOLIDATED PROPERTIES - consist of all properties consolidated for less than one year as of the beginning of the most recent quarter.

AFFORDABLE PROPERTIES - consist of all affordable properties (which are properties that benefit from governmental programs designed to provide housing for people with low or moderate incomes) owned, stabilized and consolidated for at least one year as of the beginning of the most recent quarter.

REDEVELOPMENT PROPERTIES - consist of all consolidated properties where a substantial number of available units have been vacated for major renovations and have not been stabilized for at least one year as of the beginning of the most recent quarter.

OTHER PROPERTIES - consist of all consolidated properties that are not multifamily (such as commercial, college housing, etc).

PARTNERSHIP EXPENSES - consist of expenses incurred at the partnership level either directly or indirectly (such as partnership audit, tax and trustee expenses).

PROPERTY MANAGEMENT EXPENSES - consist of off-site expenses associated with the self-management of consolidated properties.

SUPPLEMENTAL SCHEDULE XI

SAME STORE SALES
YEAR TO DATE 2003 VERSUS YEAR TO DATE 2002
(UNAUDITED) (IN THOUSANDS, EXCEPT SITE AND UNIT DATA)

                                                                                                  SIX MONTHS ENDED JUNE 30, 2003
                                                                                                 --------------------------------
                                                               SITES       UNITS        OWNER%      REV        EXP          NOI
                                                             --------------------------------------------------------------------
NORTHEAST
              Washington                                            28      12,464        79.72%    57,052     18,855      38,197
              Philadelphia                                           5       3,392        82.34%    16,981      6,672      10,309
              Baltimore                                              9       1,788        74.70%     6,830      2,881       3,949
              Middlesex-Somerset-Hunterdon                           5       1,960        66.17%     6,665      2,492       4,173
              Dutchess County                                        1         835       100.00%     4,400      1,991       2,409
              Hartford                                               2         650       100.00%     3,588        982       2,606
              Other Markets (5)                                      5       1,222        77.31%     4,654      1,750       2,904
                                                             --------------------------------------------------------------------
                                                                    55      22,311        79.74%   100,170     35,623      64,547
SOUTHEAST
              Atlanta                                               21       5,931        81.33%    16,326      8,230       8,096
              Norfolk-Virginia Beach                                13       3,865        84.78%    14,814      4,953       9,861
              Nashville                                             11       3,750        79.36%    10,842      4,295       6,547
              Raleigh-Durham-Chapel Hill                            11       3,023        78.16%     8,115      3,339       4,776
              Charlotte-Gastonia-Rock Hill                          11       2,336        84.65%     5,641      2,862       2,779
              Columbia                                               7       1,670        69.94%     3,993      1,704       2,289
              Other Markets (23)                                    51      11,007        77.27%    28,432     11,510      16,922
                                                             --------------------------------------------------------------------
                                                                   125      31,582        79.44%    88,163     36,893      51,270
FLORIDA
              Tampa-St. Petersburg                                  21       5,604        85.88%    17,285      7,513       9,772
              Orlando                                               17       4,712        82.18%    14,432      6,480       7,952
              Miami                                                  6       1,983        73.04%     9,155      4,160       4,995
              Jacksonville                                           7       2,766        78.76%     8,719      3,424       5,295
              West Palm Beach-Boca                                   6       1,727       100.00%     7,966      3,172       4,794
              FortLauderdale                                         4       1,122        88.72%     4,758      2,055       2,703
              Other Markets (6)                                     14       3,371        91.69%    12,078      4,901       7,177
                                                             --------------------------------------------------------------------
                                                                    75      21,285        85.15%    74,393     31,705      42,688
MIDWEST
              Chicago                                               21       6,215        91.79%    31,605     13,504      18,101
              Indianapolis                                          29       9,122        85.38%    24,531     11,392      13,139
              Grand Rapids-Muskegon                                  4       2,723       100.00%     9,562      4,168       5,394
              Lansing-East Lansing                                   8       2,118        87.24%     7,723      3,298       4,425
              Cincinnati                                            11       2,245        82.75%     7,501      3,391       4,110
              Fort Wayne                                             3       2,441        97.13%     7,683      3,327       4,356
              Columbus                                               7       1,822        73.48%     4,722      1,931       2,791
              Other Markets (25)                                    54      12,656        66.52%    29,474     12,855      16,619
                                                             --------------------------------------------------------------------
                                                                   137      39,342        81.47%   122,801     53,866      68,935
TEXAS
              Houston                                               29       8,083        89.48%    24,070     10,830      13,240
              Dallas                                                21       5,700        70.04%    13,424      6,305       7,119
              San Antonio                                           16       3,620       100.00%    10,485      5,015       5,470
              Austin-San Marcos                                     11       2,417        92.05%     7,650      3,813       3,837
              FortWorth-Arlington                                   10       2,139        79.49%     5,581      2,815       2,766
              Galveston-Texas City                                   6       1,176       100.00%     4,300      1,943       2,357
              Other Markets (7)                                     11       2,363        79.07%     5,505      2,424       3,081
                                                             --------------------------------------------------------------------
                                                                   104      25,498        85.55%    71,015     33,145      37,870
WEST
              Phoenix-Mesa                                          29       7,579        90.98%    20,794     10,407      10,387
              Denver                                                11       2,582        74.23%     7,865      2,925       4,940
              Salt Lake City-Ogden                                   6       2,115        75.02%     5,204      1,852       3,352
              Tucson                                                 5       1,536       100.00%     4,550      1,851       2,699
              Las Vegas                                              4       1,253        86.62%     3,610      1,476       2,134
              Other Markets (10)                                    21       3,754        74.22%    10,638      3,800       6,838
                                                             --------------------------------------------------------------------
                                                                    76      18,819        83.99%    52,661     22,311      30,350
CALIFORNIA
              Los Angeles-Long Beach                                 4       1,683        66.84%     8,407      2,286       6,121
              San Diego                                              6       1,737        96.39%     9,646      2,758       6,888
              Orange County                                          1         196        68.02%       592        198         394
              Other Markets (3)                                      9       2,135        59.96%     7,882      2,459       5,423
                                                             --------------------------------------------------------------------
                                                                    20       5,751        73.25%    26,527      7,701      18,826
---------------------------------------------------------------------------------------------------------------------------------
              SAME STORE SALES TOTALS                              592     164,588        81.96%   535,730    221,244     314,486
=================================================================================================================================
Plus: Minority share of consolidated same store sales                                               78,282     31,527      46,755
Less: Aimco's share of unconsolidated same store sales                                             (22,909)    (9,873)    (13,036)
Less: Newly  consolidated                                                                          (55,558)   (24,802)    (30,756)
                                                                                                   ------------------------------
Consolidated same store sales                                                                      535,545    218,096     317,449
                                                                                                   ==============================

                                                                     SIX MONTHS ENDED JUNE 30, 2002
                                                                ---------------------------------------
                                                                   REV            EXP           NOI
                                                                ---------------------------------------
NORTHEAST
              Washington                                             57,033        16,737        40,296
              Philadelphia                                           17,512         5,705        11,807
              Baltimore                                               6,739         1,989         4,750
              Middlesex-Somerset-Hunterdon                            7,440         2,265         5,175
              Dutchess County                                         4,457         1,541         2,916
              Hartford                                                3,586           904         2,682
              Other Markets (5)                                       4,634         1,453         3,181
                                                                ---------------------------------------
                                                                    101,401        30,594        70,807
SOUTHEAST
              Atlanta                                                19,405         7,282        12,123
              Norfolk-Virginia Beach                                 14,122         4,464         9,658
              Nashville                                              11,208         3,816         7,392
              Raleigh-Durham-Chapel Hill                              9,101         3,146         5,955
              Charlotte-Gastonia-Rock Hill                            6,280         2,744         3,536
              Columbia                                                4,162         1,566         2,596
              Other Markets (23)                                     29,658        10,216        19,442
                                                                ---------------------------------------
                                                                     93,936        33,234        60,702
FLORIDA
              Tampa-St. Petersburg                                   17,916         7,308        10,608
              Orlando                                                15,211         6,273         8,938
              Miami                                                   9,731         3,631         6,100
              Jacksonville                                            8,687         3,109         5,578
              West Palm Beach-Boca                                    8,437         3,045         5,392
              FortLauderdale                                          5,082         1,728         3,354
              Other Markets (6)                                      12,628         4,601         8,027
                                                                ---------------------------------------
                                                                     77,692        29,695        47,997
MIDWEST
              Chicago                                                33,724        11,865        21,859
              Indianapolis                                           26,094        10,874        15,220
              Grand Rapids-Muskegon                                   9,823         3,892         5,931
              Lansing-East Lansing                                    7,966         2,649         5,317
              Cincinnati                                              7,459         2,917         4,542
              Fort Wayne                                              8,617         3,069         5,548
              Columbus                                                4,866         1,600         3,266
              Other Markets (25)                                     30,470        12,204        18,266
                                                                ---------------------------------------
                                                                    129,019        49,070        79,949
TEXAS
              Houston                                                26,419        10,789        15,630
              Dallas                                                 14,877         7,143         7,734
              San Antonio                                            10,931         4,783         6,148
              Austin-San Marcos                                       8,540         4,018         4,522
              FortWorth-Arlington                                     5,823         2,737         3,086
              Galveston-Texas City                                    4,386         1,901         2,485
              Other Markets (7)                                       5,554         2,358         3,196
                                                                ---------------------------------------
                                                                     76,530        33,729        42,801
WEST
              Phoenix-Mesa                                           24,508         8,862        15,646
              Denver                                                  9,517         2,391         7,126
              Salt Lake City-Ogden                                    5,897         1,647         4,250
              Tucson                                                  4,636         1,775         2,861
              Las Vegas                                               3,758         1,294         2,464
              Other Markets (10)                                     11,694         3,316         8,378
                                                                ---------------------------------------
                                                                     60,010        19,285        40,725
CALIFORNIA
              Los Angeles-Long Beach                                  8,336         2,064         6,272
              San Diego                                               9,386         2,553         6,833
              Orange County                                             596           148           448
              Other Markets (3)                                       8,028         2,304         5,724
                                                                ---------------------------------------
                                                                     26,346         7,069        19,277
-------------------------------------------------------------------------------------------------------
              SAME STORE SALES TOTALS                               564,934       202,676       362,258
=======================================================================================================
Plus: Minority share of consolidated same store sales                64,255        21,588        42,667
Less: Aimco's share of unconsolidated same store sales              (64,585)      (24,765)      (39,820)
Less: Newly  consolidated                                                 -             -             -
                                                                ---------------------------------------
Consolidated same store sales                                       564,604       199,499       365,105
                                                                =======================================

                                                                    CHANGE SIX MONTHS ENDED JUNE 30, 2003 LESS JUNE 30, 2002
                                                                -----------------------------------------------------------------
                                                                      REVENUE                 EXPENSES                  NOI
                                                                --------------------    --------------------   ------------------
                                                                   AMT           %         AMT          %         AMT          %
                                                                --------------------    --------------------   ------------------
NORTHEAST
              Washington                                               19        0.0%       2,118       12.7%    (2,099)     -5.2%
              Philadelphia                                           (531)      -3.0%         967       17.0%    (1,498)    -12.7%
              Baltimore                                                91        1.4%         892       44.8%      (801)    -16.9%
              Middlesex-Somerset-Hunterdon                           (775)     -10.4%         227       10.0%    (1,002)    -19.4%
              Dutchess County                                         (57)      -1.3%         450       29.2%      (507)    -17.4%
              Hartford                                                  2        0.1%          78        8.6%       (76)     -2.8%
              Other Markets (5)                                        20        0.4%         297       20.4%      (277)     -8.7%
                                                                -----------------------------------------------------------------
                                                                   (1,231)      -1.2%       5,029       16.4%    (6,260)     -8.8%
SOUTHEAST
              Atlanta                                              (3,079)     -15.9%         948       13.0%    (4,027)    -33.2%
              Norfolk-Virginia Beach                                  692        4.9%         489       11.0%       203       2.1%
              Nashville                                              (366)      -3.3%         479       12.6%      (845)    -11.4%
              Raleigh-Durham-Chapel Hill                             (986)     -10.8%         193        6.1%    (1,179)    -19.8%
              Charlotte-Gastonia-Rock Hill                           (639)     -10.2%         118        4.3%      (757)    -21.4%
              Columbia                                               (169)      -4.1%         138        8.8%      (307)    -11.8%
              Other Markets (23)                                   (1,226)      -4.1%       1,294       12.7%    (2,520)    -13.0%
                                                                -----------------------------------------------------------------
                                                                   (5,773)      -6.1%       3,659       11.0%    (9,432)    -15.5%
FLORIDA
              Tampa-St. Petersburg                                   (631)      -3.5%         205        2.8%      (836)     -7.9%
              Orlando                                                (779)      -5.1%         207        3.3%      (986)    -11.0%
              Miami                                                  (576)      -5.9%         529       14.6%    (1,105)    -18.1%
              Jacksonville                                             32        0.4%         315       10.1%      (283)     -5.1%
              West Palm Beach-Boca                                   (471)      -5.6%         127        4.2%      (598)    -11.1%
              FortLauderdale                                         (324)      -6.4%         327       18.9%      (651)    -19.4%
              Other Markets (6)                                      (550)      -4.4%         300        6.5%      (850)    -10.6%
                                                                -----------------------------------------------------------------
                                                                   (3,299)      -4.2%       2,010        6.8%    (5,309)    -11.1%
MIDWEST
              Chicago                                              (2,119)      -6.3%       1,639       13.8%    (3,758)    -17.2%
              Indianapolis                                         (1,563)      -6.0%         518        4.8%    (2,081)    -13.7%
              Grand Rapids-Muskegon                                  (261)      -2.7%         276        7.1%      (537)     -9.1%
              Lansing-East Lansing                                   (243)      -3.1%         649       24.5%      (892)    -16.8%
              Cincinnati                                               42        0.6%         474       16.2%      (432)     -9.5%
              Fort Wayne                                             (934)     -10.8%         258        8.4%    (1,192)    -21.5%
              Columbus                                               (144)      -3.0%         331       20.7%      (475)    -14.5%
              Other Markets (25)                                     (996)      -3.3%         651        5.3%    (1,647)     -9.0%
                                                                -----------------------------------------------------------------
                                                                   (6,218)      -4.8%       4,796        9.8%   (11,014)    -13.8%
TEXAS
              Houston                                              (2,349)      -8.9%          41        0.4%    (2,390)    -15.3%
              Dallas                                               (1,453)      -9.8%        (838)     -11.7%      (615)     -8.0%
              San Antonio                                            (446)      -4.1%         232        4.9%      (678)    -11.0%
              Austin-San Marcos                                      (890)     -10.4%        (205)      -5.1%      (685)    -15.1%
              FortWorth-Arlington                                    (242)      -4.2%          78        2.8%      (320)    -10.4%
              Galveston-Texas City                                    (86)      -2.0%          42        2.2%      (128)     -5.2%
              Other Markets (7)                                       (49)      -0.9%          66        2.8%      (115)     -3.6%
                                                                -----------------------------------------------------------------
                                                                   (5,515)      -7.2%        (584)      -1.7%    (4,931)    -11.5%
WEST
              Phoenix-Mesa                                         (3,714)     -15.2%       1,545       17.4%    (5,259)    -33.6%
              Denver                                               (1,652)     -17.4%         534       22.3%    (2,186)    -30.7%
              Salt Lake City-Ogden                                   (693)     -11.8%         205       12.4%      (898)    -21.1%
              Tucson                                                  (86)      -1.9%          76        4.3%      (162)     -5.7%
              Las Vegas                                              (148)      -3.9%         182       14.1%      (330)    -13.4%
              Other Markets (10)                                   (1,056)      -9.0%         484       14.6%    (1,540)    -18.4%
                                                                -----------------------------------------------------------------
                                                                   (7,349)     -12.2%       3,026       15.7%   (10,375)    -25.5%
CALIFORNIA
              Los Angeles-Long Beach                                   71        0.9%         222       10.8%      (151)     -2.4%
              San Diego                                               260        2.8%         205        8.0%        55       0.8%
              Orange County                                            (4)      -0.7%          50       33.8%       (54)    -12.1%
              Other Markets (3)                                      (146)      -1.8%         155        6.7%      (301)     -5.3%
                                                                -----------------------------------------------------------------
                                                                      181        0.7%         632        8.9%      (451)     -2.3%
---------------------------------------------------------------------------------------------------------------------------------
              SAME STORE SALES TOTALS                             (29,204)      -5.2%      18,568        9.2%   (47,772)    -13.2%
=================================================================================================================================
Plus: Minority share of consolidated same store sales
Less: Aimco's share of unconsolidated same store sales
Less: Newly  consolidated

Consolidated same store sales



SUPPLEMENTAL SCHEDULE XII

INCOME STATEMENT INFORMATION
Q2 2003 COMPARED TO Q1 2003
(IN THOUSANDS)
(UNAUDITED)


                                                              THREE MONTHS ENDED    THREE MONTHS ENDED          CHANGE
                                                                JUNE 30, 2003         MARCH 31, 2003      Q2 2003 vs Q1 2003
                                                              ------------------    ------------------    ------------------
REVENUES:
  Consolidated same store properties                          $          288,535    $          283,440    $            5,095
  Acquisition properties                                                  16,213                13,924                 2,289
  Newly consolidated properties                                           36,148                35,602                   546
  Affordable properties                                                   26,076                26,968                  (892)
  Redevelopment properties                                                10,046                 8,972                 1,074
  Other properties                                                         1,390                   838                   552
                                                              ------------------    ------------------    ------------------
    Total rental and other property revenues                  $          378,408    $          369,744    $            8,664
                                                              ==================    ==================    ==================

EXPENSES:
  Consolidated same store properties                          $          114,592    $          113,470    $            1,122
  Acquisition properties                                                   5,493                 5,422                    71
  Newly consolidated properties                                           17,395                18,023                  (628)
  Affordable properties                                                   12,280                12,666                  (386)
  Redevelopment properties                                                 4,341                 3,981                   360
  Partnership expenses                                                     5,887                 6,487                  (600)
  Property management expense                                              3,855                 5,315                (1,460)
  Other properties                                                         1,573                 2,035                  (462)
                                                              ------------------    ------------------    ------------------
    Total property operating expense                          $          165,416    $          167,399    $           (1,983)
                                                              ==================    ==================    ==================

NET OPERATING INCOME:
  Consolidated same store properties                          $          173,943    $          169,970    $            3,973
  Acquisition properties                                                  10,720                 8,502                 2,218
  Newly consolidated properties                                           18,753                17,579                 1,174
  Affordable properties                                                   13,796                14,302                  (506)
  Redevelopment properties                                                 5,705                 4,991                   714
  Partnership expenses                                                    (5,887)               (6,487)                  600
  Property management expense                                             (3,855)               (5,315)                1,460
  Other properties                                                          (183)               (1,197)                1,014
                                                              ------------------    ------------------    ------------------
    Total income from property operations                     $          212,992    $          202,345    $           10,647
                                                              ==================    ==================    ==================

RECONCILIATION OF CONSOLIDATED SAME STORE PROPERTIES TO
  AIMCO'S SHARE OF SAME STORE SALES:

REVENUES:
  Consolidated same store properties                          $          288,535    $          283,440    $            5,095
  Plus: Newly consolidated properties                                     27,989                27,717                   272
  Less: Minority partners' share of consolidated same store              (39,866)              (38,337)               (1,529)
  Plus: Aimco's share of unconsolidated same store                        11,563                11,346                   217
                                                              ------------------    ------------------    ------------------
    Aimco's share of same store sales                         $          288,221    $          284,166    $            4,055
                                                              ==================    ==================    ==================

EXPENSES:
  Consolidated same store properties                          $          114,592    $          113,470    $            1,122
  Plus: Newly consolidated properties                                     12,516                12,500                    16
  Less: Minority partners' share of consolidated same store              (15,697)              (16,017)                  320
  Plus: Aimco's share of unconsolidated same store                         4,907                 4,966                   (59)
                                                              ------------------    ------------------    ------------------
    Aimco's share of same store sales                         $          116,318    $          114,919    $            1,399
                                                              ==================    ==================    ==================

NET OPERATING INCOME:
  Consolidated same store properties                          $          173,943    $          169,970    $            3,973
  Plus: Newly consolidated properties                                     15,473                15,217                   256
  Less: Minority partners' share of consolidated same store              (24,169)              (22,320)               (1,849)
  Plus: Aimco's share of unconsolidated same store                         6,656                 6,380                   276
                                                              ------------------    ------------------    ------------------
    Aimco's share of same store sales                         $          171,903    $          169,247    $            2,656
                                                              ==================    ==================    ==================

                                                                      %
                                                                    CHANGE
                                                              Q2 2003 vs Q1 2003
                                                              ------------------
REVENUES:
  Consolidated same store properties                                         1.8%
  Acquisition properties                                                    16.4%
  Newly consolidated properties                                              1.5%
  Affordable properties                                                     -3.3%
  Redevelopment properties                                                  12.0%
  Other properties                                                          65.9%
                                                              ------------------
    Total rental and other property revenues                                 2.3%
                                                              ==================

EXPENSES:
  Consolidated same store properties                                         1.0%
  Acquisition properties                                                     1.3%
  Newly consolidated properties                                             -3.5%
  Affordable properties                                                     -3.0%
  Redevelopment properties                                                   9.0%
  Partnership expenses                                                      -9.2%
  Property management expense                                              -27.5%
  Other properties                                                         -22.7%
                                                              ------------------
    Total property operating expense                                        -1.2%
                                                              ==================

NET OPERATING INCOME:
  Consolidated same store properties                                         2.3%
  Acquisition properties                                                    26.1%
  Newly consolidated properties                                              6.7%
  Affordable properties                                                     -3.5%
  Redevelopment properties                                                  14.3%
  Partnership expenses                                                      -9.2%
  Property management expense                                              -27.5%
  Other properties                                                         -84.7%
                                                              ------------------
    Total income from property operations                                    5.3%
                                                              ==================

RECONCILIATION OF CONSOLIDATED SAME STORE PROPERTIES TO
AIMCO'S SHARE OF SAME STORE SALES:

REVENUES:
  Consolidated same store properties
  Plus: Newly consolidated properties
  Less: Minority partners' share of consolidated same store
  Plus: Aimco's share of unconsolidated same store
                                                              ------------------
    Aimco's share of same store sales                                        1.4%
                                                              ==================

EXPENSES:
  Consolidated same store properties
  Plus: Newly consolidated properties
  Less: Minority partners' share of consolidated same store
  Plus: Aimco's share of unconsolidated same store
                                                              ------------------
    Aimco's share of same store sales                                        1.2%
                                                              ==================

NET OPERATING INCOME:
  Consolidated same store properties
  Plus: Newly consolidated properties
  Less: Minority partners' share of consolidated same store
  Plus: Aimco's share of unconsolidated same store
                                                              ------------------
    Aimco's share of same store sales                                        1.6%
                                                              ==================

DEFINITIONS:

CONSOLIDATED SAME STORE PROPERTIES - consist of all conventional properties owned, stabilized and consolidated for at least one year as of the beginning of the most recent quarter and for the relevant comparable period.

ACQUISITION PROPERTIES - consist of all consolidated properties owned less than one year as of the beginning of the most recent quarter.

NEWLY CONSOLIDATED PROPERTIES - consist of all properties consolidated for less than one year as of the beginning of the most recent quarter.

AFFORDABLE PROPERTIES - consist of all affordable properties (which are properties that benefit from governmental programs designed to provide housing for people with low or moderate incomes) owned, stabilized and consolidated for at least one year as of the beginning of the most recent quarter.

REDEVELOPMENT PROPERTIES - consist of all consolidated properties where a substantial number of available units have been vacated for major renovations and have not been stabilized for at least one year as of the beginning of the most recent quarter.

OTHER PROPERTIES - consist of all consolidated properties that are not multifamily (such as commercial, college housing, etc).

PARTNERSHIP EXPENSES - consist of expenses incurred at the partnership level either directly or indirectly (such as partnership audit, tax and trustee expenses).

PROPERTY MANAGEMENT EXPENSES - consist of off-site expenses associated with the self-management of consolidated properties.

SUPPLEMENTAL SCHEDULE XIII

SAME STORE SALES
SECOND QUARTER 2003 VERSUS FIRST QUARTER 2003
(UNAUDITED) (IN THOUSANDS, EXCEPT SITE AND UNIT DATA)

                                                                                    THREE MONTHS ENDED JUNE 30, 2003
                                                                                  ------------------------------------
                                                     SITES     UNITS     OWNER%       REV         EXP         NOI
                                                   -------------------------------------------------------------------
NORTHEAST
              Washington                                  28    12,464    79.72%       28,925       8,951       19,974
              Philadelphia                                 5     3,392    82.34%        8,529       3,205        5,324
              Baltimore                                    9     1,788    74.70%        3,504       1,222        2,282
              Middlesex-Somerset-Hunterdon                 5     1,960    66.17%        3,369       1,271        2,098
              Dutchess County                              1       835   100.00%        2,224         886        1,338
              Hartford                                     2       650   100.00%        1,825         477        1,348
              Other Markets (5)                            5     1,222    77.31%        2,389         895        1,494
                                                   -------------------------------------------------------------------
                                                          55    22,311    79.74%       50,765      16,907       33,858
SOUTHEAST
              Atlanta                                     21     5,931    81.33%        7,832       4,158        3,674
              Norfolk-Virginia Beach                      13     3,865    84.78%        7,542       2,435        5,107
              Nashville                                   11     3,750    79.36%        5,438       2,093        3,345
              Raleigh-Durham-Chapel Hill                  11     3,023    78.16%        4,027       1,639        2,388
              Charlotte-Gastonia-Rock Hill                11     2,336    84.65%        2,948       1,511        1,437
              Columbia                                     7     1,670    69.94%        2,012         869        1,143
              Other Markets (23)                          51    11,007    77.27%       14,344       5,678        8,666
                                                   -------------------------------------------------------------------
                                                         125    31,582    79.44%       44,143      18,383       25,760
FLORIDA
              Tampa-St. Petersburg                        21     5,604    85.88%        8,696       3,739        4,957
              Orlando                                     17     4,712    82.18%        7,333       3,332        4,001
              Miami                                        6     1,983    73.04%        4,694       2,098        2,596
              Jacksonville                                 7     2,766    78.76%        4,383       1,733        2,650
              West Palm Beach-Boca                         6     1,727   100.00%        4,041       1,586        2,455
              FortLauderdale                               4     1,122    88.72%        2,377         972        1,405
              Other Markets (6)                           14     3,371    91.69%        6,043       2,490        3,553
                                                   -------------------------------------------------------------------
                                                          75    21,285    85.15%       37,567      15,950       21,617
MIDWEST
              Chicago                                     21     6,215    91.79%       15,968       7,039        8,929
              Indianapolis                                29     9,122    85.38%       12,381       5,892        6,489
              Grand Rapids-Muskegon                        4     2,723   100.00%        4,751       2,046        2,705
              Lansing-East Lansing                         8     2,118    87.24%        3,896       1,604        2,292
              Cincinnati                                  11     2,245    82.75%        3,814       1,612        2,202
              Fort Wayne                                   3     2,441    97.13%        3,758       1,761        1,997
              Columbus                                     7     1,822    73.48%        2,364         958        1,406
              Other Markets (25)                          54    12,656    66.52%       14,705       6,589        8,116
                                                   -------------------------------------------------------------------
                                                         137    39,342    81.47%       61,637      27,501       34,136
TEXAS
              Houston                                     29     8,083    89.48%       12,241       5,542        6,699
              Dallas                                      21     5,700    70.04%        6,683       3,244        3,439
              San Antonio                                 16     3,620   100.00%        5,374       2,553        2,821
              Austin-San Marcos                           11     2,417    92.05%        3,784       1,839        1,945
              FortWorth-Arlington                         10     2,139    79.49%        2,816       1,458        1,358
              Galveston-Texas City                         6     1,176   100.00%        2,227         973        1,254
              Other Markets (7)                           11     2,363    79.07%        2,741       1,208        1,533
                                                   -------------------------------------------------------------------
                                                         104    25,498    85.55%       35,866      16,817       19,049
WEST
              Phoenix-Mesa                                29     7,579    90.98%       10,572       5,369        5,203
              Denver                                      11     2,582    74.23%        3,868       1,605        2,263
              Salt Lake City-Ogden                         6     2,115    75.02%        2,712         898        1,814
              Tucson                                       5     1,536   100.00%        2,261         900        1,361
              Las Vegas                                    4     1,253    86.62%        1,832         748        1,084
              Other Markets (10)                          21     3,754    74.22%        5,247       1,996        3,251
                                                   -------------------------------------------------------------------
                                                          76    18,819    83.99%       26,492      11,516       14,976
CALIFORNIA
              Los Angeles-Long Beach                      12     4,029    86.11%       14,654       4,762        9,892
              San Diego                                    7     2,237    97.18%        6,336       1,666        4,670
              Orange County                                4     1,213    94.77%        4,012         908        3,104
              Ventura                                      3       801    99.92%        2,513         557        1,956
              Other Markets (3)                           10     2,238    61.82%        4,236       1,351        2,885
                                                   -------------------------------------------------------------------
                                                          36    10,518    85.34%       31,751       9,244       22,507
----------------------------------------------------------------------------------------------------------------------
              SAME STORE SALES TOTALS                    608   169,355    82.46%      288,221     116,318      171,903
======================================================================================================================
Plus: Minority share of consolidated same store sales                                  39,866      15,697       24,169
Less: Aimco's share of unconsolidated same store sales                                (11,563)     (4,907)      (6,656)
Less: Newly  consolidated                                                             (27,989)    (12,516)     (15,473)
                                                                                 -------------------------------------
Consolidated same store sales                                                         288,535     114,592      173,943
                                                                                 =====================================

                                                                 THREE MONTHS ENDED MARCH 31, 2003
                                                              --------------------------------------
                                                                  REV            EXP           NOI
                                                              --------------------------------------
NORTHEAST
              Washington                                          28,127         9,886        18,241
              Philadelphia                                         8,452         3,463         4,989
              Baltimore                                            3,326         1,657         1,669
              Middlesex-Somerset-Hunterdon                         3,297         1,218         2,079
              Dutchess County                                      2,175         1,104         1,071
              Hartford                                             1,763           505         1,258
              Other Markets (5)                                    2,265           851         1,414
                                                              --------------------------------------
                                                                  49,405        18,684        30,721
SOUTHEAST
              Atlanta                                              8,495         4,064         4,431
              Norfolk-Virginia Beach                               7,273         2,512         4,761
              Nashville                                            5,404         2,196         3,208
              Raleigh-Durham-Chapel Hill                           4,088         1,695         2,393
              Charlotte-Gastonia-Rock Hill                         2,693         1,347         1,346
              Columbia                                             1,981           833         1,148
              Other Markets (23)                                  14,086         5,817         8,269
                                                              --------------------------------------
                                                                  44,020        18,464        25,556
FLORIDA
              Tampa-St. Petersburg                                 8,590         3,765         4,825
              Orlando                                              7,099         3,141         3,958
              Miami                                                4,461         2,059         2,402
              Jacksonville                                         4,336         1,687         2,649
              West Palm Beach-Boca                                 3,924         1,583         2,341
              FortLauderdale                                       2,380         1,081         1,299
              Other Markets (6)                                    6,036         2,406         3,630
                                                              --------------------------------------
                                                                  36,826        15,722        21,104
MIDWEST
              Chicago                                             15,636         6,454         9,182
              Indianapolis                                        12,150         5,486         6,664
              Grand Rapids-Muskegon                                4,811         2,117         2,694
              Lansing-East Lansing                                 3,827         1,690         2,137
              Cincinnati                                           3,687         1,776         1,911
              Fort Wayne                                           3,925         1,562         2,363
              Columbus                                             2,358           971         1,387
              Other Markets (25)                                  14,770         6,251         8,519
                                                              --------------------------------------
                                                                  61,164        26,307        34,857
TEXAS
              Houston                                             11,829         5,274         6,555
              Dallas                                               6,740         3,054         3,686
              San Antonio                                          5,112         2,455         2,657
              Austin-San Marcos                                    3,866         1,970         1,896
              FortWorth-Arlington                                  2,764         1,355         1,409
              Galveston-Texas City                                 2,072           967         1,105
              Other Markets (7)                                    2,766         1,213         1,553
                                                              --------------------------------------
                                                                  35,149        16,288        18,861
WEST
              Phoenix-Mesa                                        10,222         5,025         5,197
              Denver                                               3,997         1,317         2,680
              Salt Lake City-Ogden                                 2,492           951         1,541
              Tucson                                               2,290           948         1,342
              Las Vegas                                            1,778           725         1,053
              Other Markets (10)                                   5,390         1,800         3,590
                                                              --------------------------------------
                                                                  26,169        10,766        15,403
CALIFORNIA
              Los Angeles-Long Beach                              14,288         3,905        10,383
              San Diego                                            6,324         1,729         4,595
              Orange County                                        4,143         1,182         2,961
              Ventura                                              2,450           548         1,902
              Other Markets (3)                                    4,228         1,324         2,904
                                                              --------------------------------------
                                                                  31,433         8,688        22,745
----------------------------------------------------------------------------------------------------
              SAME STORE SALES TOTALS                            284,166       114,919       169,247
====================================================================================================
Plus: Minority share of consolidated same store sales             38,337        16,017        22,320
Less: Aimco's share of unconsolidated same store sales           (11,346)       (4,966)       (6,380)
Less: Newly  consolidated                                        (27,717)      (12,500)      (15,217)
                                                              --------------------------------------
Consolidated same store sales                                    283,440       113,470       169,970
                                                              ======================================

                                                              CHANGE THREE MONTHS ENDED JUNE 30, 2003 LESS MARCH 31, 2003
                                                       ------------------------------------------------------------------------
                                                             REVENUE                  EXPENSES                    NOI
                                                       -------------------       ------------------    ------------------------
                                                         AMT           %           AMT          %             AMT          %
                                                       -------------------       ------------------    ------------------------
NORTHEAST
              Washington                                   798        2.8%         (935)      -9.5%           1,733       9.5%
              Philadelphia                                  77        0.9%         (258)      -7.5%             335       6.7%
              Baltimore                                    178        5.4%         (435)     -26.3%             613      36.7%
              Middlesex-Somerset-Hunterdon                  72        2.2%           53        4.4%              19       0.9%
              Dutchess County                               49        2.3%         (218)     -19.7%             267      24.9%
              Hartford                                      62        3.5%          (28)      -5.5%              90       7.2%
              Other Markets (5)                            124        5.5%           44        5.2%              80       5.7%
                                                       ------------------------------------------------------------------------
                                                         1,360        2.8%       (1,777)      -9.5%           3,137      10.2%
SOUTHEAST
              Atlanta                                     (663)      -7.8%           94        2.3%            (757)    -17.1%
              Norfolk-Virginia Beach                       269        3.7%          (77)      -3.1%             346       7.3%
              Nashville                                     34        0.6%         (103)      -4.7%             137       4.3%
              Raleigh-Durham-Chapel Hill                   (61)      -1.5%          (56)      -3.3%              (5)     -0.2%
              Charlotte-Gastonia-Rock Hill                 255        9.5%          164       12.2%              91       6.8%
              Columbia                                      31        1.6%           36        4.3%              (5)     -0.4%
              Other Markets (23)                           258        1.8%         (139)      -2.4%             397       4.8%
                                                       ------------------------------------------------------------------------
                                                           123        0.3%          (81)      -0.4%             204       0.8%
FLORIDA
              Tampa-St. Petersburg                         106        1.2%          (26)      -0.7%             132       2.7%
              Orlando                                      234        3.3%          191        6.1%              43       1.1%
              Miami                                        233        5.2%           39        1.9%             194       8.1%
              Jacksonville                                  47        1.1%           46        2.7%               1       0.0%
              West Palm Beach-Boca                         117        3.0%            3        0.2%             114       4.9%
              FortLauderdale                                (3)      -0.1%         (109)     -10.1%             106       8.2%
              Other Markets (6)                              7        0.1%           84        3.5%             (77)     -2.1%
                                                       ------------------------------------------------------------------------
                                                           741        2.0%          228        1.5%             513       2.4%
MIDWEST
              Chicago                                      332        2.1%          585        9.1%            (253)     -2.8%
              Indianapolis                                 231        1.9%          406        7.4%            (175)     -2.6%
              Grand Rapids-Muskegon                        (60)      -1.2%          (71)      -3.4%              11       0.4%
              Lansing-East Lansing                          69        1.8%          (86)      -5.1%             155       7.3%
              Cincinnati                                   127        3.4%         (164)      -9.2%             291      15.2%
              Fort Wayne                                  (167)      -4.3%          199       12.7%            (366)    -15.5%
              Columbus                                       6        0.3%          (13)      -1.3%              19       1.4%
              Other Markets (25)                           (65)      -0.4%          338        5.4%            (403)     -4.7%
                                                       ------------------------------------------------------------------------
                                                           473        0.8%        1,194        4.5%            (721)     -2.1%
TEXAS
              Houston                                      412        3.5%          268        5.1%             144       2.2%
              Dallas                                       (57)      -0.8%          190        6.2%            (247)     -6.7%
              San Antonio                                  262        5.1%           98        4.0%             164       6.2%
              Austin-San Marcos                            (82)      -2.1%         (131)      -6.6%              49       2.6%
              FortWorth-Arlington                           52        1.9%          103        7.6%             (51)     -3.6%
              Galveston-Texas City                         155        7.5%            6        0.6%             149      13.5%
              Other Markets (7)                            (25)      -0.9%           (5)      -0.4%             (20)     -1.3%
                                                       ------------------------------------------------------------------------
                                                           717        2.0%          529        3.2%             188       1.0%
WEST
              Phoenix-Mesa                                 350        3.4%          344        6.8%               6       0.1%
              Denver                                      (129)      -3.2%          288       21.9%            (417)    -15.6%
              Salt Lake City-Ogden                         220        8.8%          (53)      -5.6%             273      17.7%
              Tucson                                       (29)      -1.3%          (48)      -5.1%              19       1.4%
              Las Vegas                                     54        3.0%           23        3.2%              31       2.9%
              Other Markets (10)                          (143)      -2.7%          196       10.9%            (339)     -9.4%
                                                       ------------------------------------------------------------------------
                                                           323        1.2%          750        7.0%            (427)     -2.8%
CALIFORNIA
              Los Angeles-Long Beach                       366        2.6%          857       21.9%            (491)     -4.7%
              San Diego                                     12        0.2%          (63)      -3.6%              75       1.6%
              Orange County                               (131)      -3.2%         (274)     -23.2%             143       4.8%
              Ventura                                       63        2.6%            9        1.6%              54       2.8%
              Other Markets (3)                              8        0.2%           27        2.0%             (19)     -0.7%
                                                       ------------------------------------------------------------------------
                                                           318        1.0%          556        6.4%            (238)     -1.0%
-------------------------------------------------------------------------------------------------------------------------------
              SAME STORE SALES TOTALS                    4,055        1.4%        1,399        1.2%           2,656       1.6%
===============================================================================================================================
Plus: Minority share of consolidated same store sales
Less: Aimco's share of unconsolidated same store sales
Less: Newly  consolidated

Consolidated same store sales

SUPPLEMENTAL SCHEDULE XIV

OUTLOOK AND FORWARD LOOKING STATEMENT
THIRD QUARTER 2003 AND YTD 2003
(UNAUDITED)

THE OUTLOOK INFORMATION PROVIDED ON THIS SUPPLEMENTAL SCHEDULE XIV CONTAINS INFORMATION THAT IS FORWARD-LOOKING, INCLUDING, STATEMENTS CONCERNING PROJECTED THIRD QUARTER AND FULL YEAR 2003 RESULTS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES, AND PROJECTIONS ABOUT THE MARKETS AND THE INDUSTRY IN WHICH AIMCO OPERATES AS WELL AS MANAGEMENT'S BELIEFS AND ASSUMPTIONS. THESE FORWARD-LOOKING STATEMENTS ARE ALSO BASED ON CERTAIN RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO AIMCO'S ABILITY TO MAINTAIN AND IMPROVE UPON CURRENT OCCUPANCY, RENT LEVELS AND "SAME STORE" RESULTS AND THE ECONOMIC ENVIRONMENT IN WHICH AIMCO OPERATES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS AND WILL BE AFFECTED BY A VARIETY OF RISKS AND FACTORS INCLUDING, WITHOUT LIMITATION:
NATIONAL AND LOCAL ECONOMIC CONDITIONS; THE GENERAL LEVEL OF INTEREST RATES; THE TERMS OF GOVERNMENTAL REGULATIONS THAT AFFECT US AND INTERPRETATIONS OF THOSE REGULATIONS; THE COMPETITIVE ENVIRONMENT IN WHICH WE OPERATE; FINANCING RISKS, INCLUDING THE RISK THAT OUR CASH FLOWS FROM OPERATIONS MAY BE INSUFFICIENT TO MEET REQUIRED PAYMENTS OF PRINCIPAL AND INTEREST; REAL ESTATE RISKS, INCLUDING VARIATIONS OF REAL ESTATE VALUES AND THE GENERAL ECONOMIC CLIMATE IN LOCAL MARKETS AND COMPETITION FOR TENANTS IN SUCH MARKETS; ACQUISITION AND DEVELOPMENT RISKS, INCLUDING FAILURE OF SUCH ACQUISITIONS TO PERFORM IN ACCORDANCE WITH PROJECTIONS; LITIGATION, INCLUDING COSTS ASSOCIATED WITH PROSECUTING OR DEFENDING CLAIMS AND ANY ADVERSE OUTCOMES; AND POSSIBLE ENVIRONMENTAL LIABILITIES, INCLUDING COSTS THAT MAY BE INCURRED DUE TO NECESSARY REMEDIATION OF CONTAMINATION OF PROPERTIES PRESENTLY OWNED OR PREVIOUSLY OWNED BY US. READERS SHOULD CAREFULLY REVIEW AIMCO'S FINANCIAL STATEMENTS AND NOTES THERETO, AS WELL AS THE RISK FACTORS DESCRIBED IN AIMCO'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 AND THE OTHER DOCUMENTS AIMCO FILES FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                             THIRD QUARTER           FULL YEAR
                                             -------------           ---------
GAAP Earnings per share (1)                  (0.03)-0.01             0.46-0.55
Add:  Depreciation and other                 0.94                    3.28
FFO per share                                0.91-0.95               3.74-3.83
AFFO per share                               0.73-0.77               2.91-3.00

2003 Same Store Operating Assumptions

Physical occupancy (average)                                         92%
NOI change                                                           (8.5)%-(10.5)%
Gross dispositions                                                   $900mm-$1.0B

(1) Earnings per share does not include an estimate for gain/loss on dispositions given the unpredictable timing of transactions.

SUPPLEMENTAL SCHEDULE XV

APARTMENT UNIT SUMMARY
AS OF JUNE 30, 2003
(UNAUDITED)

                                                                        AIMCO'S        AIMCO'S         AIMCO'S
                                          TOTAL          TOTAL         EFFECTIVE      EFFECTIVE        AVERAGE
            OWNERSHIP %                # PROPERTIES     # UNITS      # PROPERTIES      # UNITS       OWNERSHIP %
-----------------------------------    ------------   ------------   ------------   ------------    ------------
CONSOLIDATED REAL ESTATE:
                       100%                     447        112,598            447        112,598             100%
           51.00% to 99.99%                     248         64,943            179         46,263              71%
           25.00% to 50.99%                      17          4,868              8          2,346              48%
            5.00% to 24.99%                       1            157              -              8               5%
                    < 4.99%                       -              -              -                              0%
                                       ------------   ------------   ------------   ------------    ------------
                      Total                     713        182,566            634        161,215              88%
                                       ------------   ------------   ------------   ------------    ------------
UNCONSOLIDATED REAL ESTATE:
                       100%                       -              -              -              -               0%
           51.00% to 99.99%                       6          1,149              3            625              54%
           25.00% to 50.99%                     146         28,411             56         10,938              38%
            5.00% to 24.99%                     199         24,595             25          3,124              13%
                    < 4.99%                     126         15,806              2            214               1%
                                       ------------   ------------   ------------   ------------    ------------
                      Total                     477         69,961             86         14,901              21%
                                       ------------   ------------   ------------   ------------    ------------
TOTAL OWNED PORTFOLIO:
                       100%                     447        112,598            447        112,598             100%
           51.00% to 99.99%                     254         66,092            182         46,888              71%
           25.00% to 50.99%                     163         33,279             64         13,284              40%
            5.00% to 24.99%                     200         24,752             25          3,132              13%
                    < 4.99%                     126         15,806              2            214               1%
                                       ------------   ------------   ------------   ------------    ------------
                      Total                   1,190        252,527            720        176,116              70%
                                       ------------   ------------   ------------   ------------    ------------
CONVENTIONAL REAL ESTATE:
                       100%                     360        101,413            360        101,413             100%
           51.00% to 99.99%                     200         60,351            139         42,186              70%
           25.00% to 50.99%                      77         20,474             33          8,606              42%
            5.00% to 24.99%                      33          6,783              5          1,017              15%
                    < 4.99%                      14          2,694              -             30               1%
                                       ------------   ------------   ------------   ------------    ------------
                      Total                     684        191,715            537        153,252              80%
                                       ------------   ------------   ------------   ------------    ------------
GOVERNMENT ASSISTED REAL ESTATE:
                       100%                      87         11,185             87         11,185             100%
           51.00% to 99.99%                      54          5,741             43          4,702              82%
           25.00% to 50.99%                      86         12,805             31          4,678              37%
            5.00% to 24.99%                     167         17,969             20          2,115              12%
                    < 4.99%                     112         13,112              2            184               1%
                                       ------------   ------------   ------------   ------------    ------------
                      Total                     506         60,812            183         22,864              38%
                                       ------------   ------------   ------------   ------------    ------------
TOTAL OWNED PORTFOLIO:
                       100%                     447        112,598            447        112,598             100%
           51.00% to 99.99%                     254         66,092            182         46,888              71%
           25.00% to 50.99%                     163         33,279             64         13,284              40%
            5.00% to 24.99%                     200         24,752             25          3,132              13%
                    < 4.99%                     126         15,806              2            214               1%
                                       ------------   ------------   ------------   ------------    ------------
                      Total                   1,190        252,527            720        176,116              70%
                                       ------------   ------------   ============   ============    ============
MANAGEMENT CONTRACTS:
    Long Term Contractual                        76          7,759
    Short Term Third Party                       28          4,192
    Third Party Asset-Managed                   433         41,625
                                       ------------   ------------
                      Total                     537         53,576
                                       ------------   ------------
TOTAL PORTFOLIO                               1,727        306,103
                                       ============   ============